Document and Entity Information	12 Months Ended
Dec. 31, 2012
Entity Information [Line Items]
Document Type	POS AM
Amendment Flag	true
Amendment Description	The XBRL has been update to reflect changes to the financial statements and notes.
Document Period End Date	Dec 31, 2012
Trading Symbol	PSIX
Entity Registrant Name	POWER SOLUTIONS INTERNATIONAL, INC.
Entity Central Index Key	0001137091
Entity Filer Category	Smaller Reporting Company

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current assets
Cash	$ 543
Accounts receivable, net	37,480	29,523
Inventories, net	39,968	33,393
Prepaid expenses and other current assets	1,910	1,291
Deferred income taxes	2,176	1,814
Total current assets	82,077	66,021
Property, plant & equipment, net	7,145	3,611
Other noncurrent assets	1,543	1,451
TOTAL ASSETS	90,765	71,083
Current liabilities
Accounts payable	26,579	27,574
Income taxes payable	1,074	564
Accrued liabilities	5,011	4,015
Revolving line of credit		19,666
Current maturities of long-term debt		23
Total current liabilities	32,664	51,842
LONG-TERM OBLIGATIONS
Revolving line of credit	30,942
Deferred income taxes	136	490
Long-term debt, net of current maturities		41
Private placement warrants	3,666	3,270
Other noncurrent liabilities	623	116
TOTAL LIABILITIES	68,031	55,759
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Series A convertible preferred stock - $0.001 par value. Authorized: 114,000 shares. Issued and outstanding: -0- shares at December 31, 2012 and 2011.
Common stock - $0.001 par value. Authorized: 50,000,000 shares. Issued: 9,909,212 and 9,895,462 shares at December 31, 2012 and 2011, respectively. Outstanding: 9,078,287 and 9,064,537 shares at December 31, 2012 and 2011, respectively.	10	10
Additional paid-in-capital	10,862	10,154
Retained earnings	16,112	9,410
Treasury stock, at cost, 830,925 shares at December 31, 2012 and 2011.	(4,250)	(4,250)
TOTAL STOCKHOLDERS' EQUITY	22,734	15,324
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 90,765	$ 71,083

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Series A convertible preferred stock, par value	$ 0.001	$ 0.001
Series A convertible preferred stock, shares authorized	114,000	114,000
Series A convertible preferred stock, shares issued	0	0
Series A convertible preferred stock, shares outstanding	0	0
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	50,000,000	50,000,000
Common stock, shares issued	9,909,212	9,895,462
Common stock, shares outstanding	9,078,287	9,064,537
Treasury stock, at cost	830,925	830,925

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net sales	$ 202,342	$ 154,969	$ 100,521
Cost of sales	168,425	128,541	83,894
Gross profit	33,917	26,428	16,627
Operating expenses:
Research & development and engineering	7,377	4,713	3,846
Selling and service	5,925	6,666	5,465
General and administrative	8,299	5,244	3,250
Total operating expenses	21,601	16,623	12,561
Operating income	12,316	9,805	4,066
Other (income) expense:
Interest expense	1,023	1,340	2,131
Loss on debt extinguishment		485
Other (income) expense, net	448	1,146
Total other (income) expense	1,471	2,971	2,131
Income before income taxes	10,845	6,834	1,935
Income tax provision	4,143	2,773	366
Net income	6,702	4,061	1,569
Undistributed earnings	6,702	4,061	1,569
Common Shares [Member]
Other (income) expense:
Undistributed earnings allocable to common shares	6,702	1,548	59
Weighted-average preferred shares outstanding
Basic	9,068,846	3,512,534	312,500
Diluted	9,068,846	3,512,534	312,500
Weighted-average common shares outstanding
Basic	9,068,846	3,512,534	312,500
Diluted	9,068,846	3,512,534	312,500
Undistributed earnings per share - basic
Undistributed earnings per share - basic	$ 0.74	$ 0.44	$ 0.19
Undistributed earnings per share - diluted
Undistributed earnings per share - diluted	$ 0.74	$ 0.44	$ 0.19
Preferred Shares [Member]
Weighted-average preferred shares outstanding
Basic			95,961
Diluted			95,961
Weighted-average common shares outstanding
Basic			95,961
Diluted			95,961
Series A Convertible Preferred Shares [Member]
Other (income) expense:
Undistributed earnings allocable to common shares		$ 2,513	$ 1,510
Undistributed earnings per share - basic
Undistributed earnings per share - basic			$ 15.74
Undistributed earnings per share - diluted
Undistributed earnings per share - diluted			$ 15.74

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS EQUITY (USD $) In Thousands	Total	Preferred Shares [Member]	Common Stock [Member]	Common Stock Warrant [Member]	Additional Paid-in Capital [Member]	Treasury Stock [Member]	Retained Earnings [Member]
Balance at Dec. 31, 2009	$ 3,787				$ 7		$ 3,780
Net income	1,569						1,569
1 For 32 Reverse Split			(10)		10
Balance at Dec. 31, 2010 (Originally Stated [Member])	5,356		10		(3)		5,349
Balance (Restatement Adjustment [Member])	5,356				7		5,349
Net income	4,061						4,061
Reverse recapitalization	(380)	(389)			9
Net proceeds from private placement	10,537	10,138		399
Conversion of preferred stock		(9,749)	10		9,739
Exercise of common stock warrants				(399)	399
Repurchase of common stock	(4,250)					(4,250)
Balance at Dec. 31, 2011	15,324		10		10,154	(4,250)	9,410
Net income	6,702						6,702
Equity based compensation	478				478
Exercise of common stock warrants	230				230
Balance at Dec. 31, 2012	$ 22,734		$ 10		$ 10,862	$ (4,250)	$ 16,112

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities
Net income	$ 6,702	$ 4,061	$ 1,569
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	1,105	820	988
Deferred income taxes	(716)	(870)	(159)
Equity based compensation expense	478
Increase (decrease) in accounts receivable allowances		(249)	246
Increase in valuation of private placement warrants	448	382
Loss on disposal of assets	111	6
Loss on debt extinguishment		485
(Increase) decrease in operating assets
Accounts receivable	(7,957)	(12,992)	12,012
Inventories	(6,575)	(1,225)	(1,001)
Prepaid expenses and other current assets	(619)	(410)	(533)
Other noncurrent assets	84	173	76
Increase (decrease) in operating liabilities
Accounts payable	2,473	7,365	(9,255)
Accrued liabilities	924	1,609	463
Income taxes payable	510	(55)	(671)
Other noncurrent liabilities	91	(73)	189
Net cash (used in) provided by operating activities	(2,941)	(973)	3,924
Cash flows from investing activities
Purchases of property, plant, equipment and other assets	(3,890)	(1,557)	(541)
Increase in cash surrender value of life insurance	(8)	(13)	(42)
Net cash used in investing activities	(3,898)	(1,570)	(583)
Cash flows from financing activities
Increase (decrease) in cash overdraft	(3,780)	3,251	(120)
Advances from current revolving line of credit - post March 20, 2012 amendment		18,338
Repayment of prior revolving line of credit		(21,633)
Proceeds from long-term debt		43	95
Proceeds from issuance of preferred stock with warrants		18,000
Payments on long-term debt and capital lease obligations	(64)	(7,880)	(2,226)
Repurchase of common stock		(4,250)
Cash paid for transaction and financing fees	(228)	(4,654)	(314)
Net cash provided by (used in) in financing activities	7,382	2,543	(3,341)
Increase in cash	543
Cash at beginning of the year
Cash at end of the year	543
Supplemental disclosures of cash flow information
Cash paid for interest	912	1,163	1,899
Cash paid for income taxes	4,353	3,695	1,196
Supplemental disclosures of noncash transactions
Unpaid property, plant, equipment and other assets	928	164
Exercise of private placement warrants	52
Dividends		224
Common stock issued due to exercise of warrant		399
Post March 20, 2012 amendment [Member]
Cash flows from financing activities
Advances from current revolving line of credit - post March 20, 2012 amendment	72,062
Repayment of prior revolving line of credit	(65,035)
Prior to March 20, 2012 amendment [Member]
Cash flows from financing activities
Net change in revolving line of credit - prior to March 20, 2012 amendment	4,249	1,328	(776)
Proceeds from exercise of private placement warrants	$ 178

Description of the company and summary of significant accounting policies	12 Months Ended
Dec. 31, 2012
Description of the company and summary of significant accounting policies

1. Description of the company and summary of significant accounting policies

Description of the company

Power Solutions International, Inc., a Delaware corporation, is the successor in the Migratory Merger (as defined below) to Power Solutions International, Inc., a Nevada corporation (“Power Solutions International” and “PSI” refer to Power Solutions International, Inc., a Nevada corporation, prior to the consummation of the Migratory Merger, and Power Solutions International, Inc., a Delaware corporation, following the consummation of the Migratory Merger). Power Solutions International, Inc., a Nevada corporation, was formerly known as Format, Inc. (“Format”), and prior to the consummation of the Reverse Recapitalization (as defined below), was engaged, to a limited extent, in EDGARizing corporate documents for filing with the Securities and Exchange Commission (“SEC”) and in providing limited commercial printing services. On April 29, 2011, Format consummated a reverse acquisition transaction with The W Group, Inc. and its subsidiaries (“The W Group”). The W Group remained as the surviving corporation of the reverse acquisition, becoming a wholly-owned subsidiary of Power Solutions International. Based upon the nominal operations and assets of Format immediately prior to the consummation of the reverse acquisition and the other transactions described in Note 3, “Reverse recapitalization of The W Group, private placement, reverse split and migratory merger,” Format may have been deemed to have been a “shell company” (as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended). Therefore, the reverse acquisition transaction was accounted for as a reverse recapitalization and no goodwill or intangible assets were recorded (“Reverse Recapitalization”). The W Group was the accounting acquiror in the Reverse Recapitalization because The W Group’s former stockholders received the greater portion of the voting rights in the combined entity, and The W Group’s senior management represented all of the senior management of PSI immediately following the consummation of the transaction. Therefore, with respect to the period prior to the Reverse Recapitalization, it is The W Group’s historical financial position and results of operations that are presented in the consolidated financial statements, with The W Group’s historical equity restated to reflect the originally issued and outstanding equity of Format, plus the equity issued by Power Solutions International, pursuant to the Reverse Recapitalization.

Upon the closing of the Reverse Recapitalization, the Company succeeded to the business of The W Group, which is described below. In connection with the Reverse Recapitalization, effective April 29, 2011, Format changed its corporate name to Power Solutions International, Inc. Unless the context otherwise requires, the “Company” refers to The W Group prior to the closing of the Reverse Recapitalization on April 29, 2011, and Power Solutions International, as successor to the business of The W Group, following the closing of the Reverse Recapitalization.

On August 26, 2011, pursuant to the Migratory Merger, Power Solutions International, Inc., a Nevada corporation, merged into its newly-created, wholly-owned subsidiary, Power Solutions International, Inc., a Delaware corporation, which effected its reincorporation into the State of Delaware from the State of Nevada and effected a reverse stock split of its common stock by converting each 32 shares of common stock of Power Solutions International, Inc., a Nevada corporation, into one share of common stock of Power Solutions International, Inc., a Delaware corporation, as the surviving entity in the Migratory Merger. See Note 3, “Reverse recapitalization of The W Group, private placement, reverse split and migratory merger,” for a further description of the Migratory Merger and Reverse Split.

Nature of business operations

The Company is a global producer and distributor of a broad range of high performance, certified low emission, power systems for original equipment manufacturers of off-highway industrial equipment (“industrial OEMs”). The Company’s customers include companies that are large, industry-leading and/or multinational organizations, and the Company is a sole source provider of alternative fuel power systems for most of its customers. The Company’s products and services are sold predominantly to customers throughout North America, as well as, to customers located throughout Asia and Europe. The Company operates as one business and geographic segment.

The Company’s power systems are highly engineered, comprehensive systems which, through its technologically sophisticated development and manufacturing processes, including its in-house design, prototyping, testing and engineering capabilities and its analysis and determination of the specific components to be integrated into a given power system (driven in large part by emission standards and cost restrictions required, or desired, to be met), allow the Company to provide to its customers power systems customized to meet specific industrial OEM application requirements, other technical specifications of customers and requirements imposed by environmental regulatory bodies. The Company’s power system configurations range from a basic engine block integrated with appropriate fuel system components to completely packaged power systems that include any combination of cooling systems, electronic systems, air intake systems, fuel systems, housings, power takeoff systems, exhaust systems, hydraulic systems, enclosures, brackets, hoses, tubes and other assembled componentry. The Company purchases engines from third party suppliers and has recently begun producing an internally-designed engine, both of which are then integrated into its power systems. Additionally, the Company is conducting research and development for the purpose of designing, developing and manufacturing other engines in-house. Of the other components that the Company integrates into its power systems, a substantial portion consist of internally designed components and components for which the Company coordinates significant design efforts with third party suppliers, with the remainder consisting largely of parts that are sourced off-the-shelf from third party suppliers. Some of the key components (including all of the engines) embody proprietary intellectual property of the Company’s suppliers. As a result of its design and manufacturing capabilities, the Company is able to provide to its customers a comprehensive power system which can be incorporated, using a single part number, directly into a customer’s specified application. Capitalizing on its expertise in developing and manufacturing emission-certified power systems and its access to the latest power system technologies, the Company believes that it is able to provide complete “green” power systems to industrial OEMs at a low cost and with fast design turnaround. In addition to the certified products described above, the Company sells diesel and non-certified power systems and aftermarket components.

Basis of presentation

The consolidated financial statements of Power Solutions International, Inc. present information in accordance with generally accepted accounting principles in the U.S. (“GAAP”) and have been prepared pursuant to the rules and regulations of the SEC and in the opinion of management present fairly the consolidated financial position, results of operations and cash flows of the Company, The W Group and its wholly-owned subsidiaries for the periods presented, including retroactive restatement to reflect the 1-for-32 Reverse Split approved by the stockholders in their vote on the Migratory Merger and Reverse Split which were effective August 26, 2011 (and described below in Note 3, “Reverse recapitalization of The W Group, private placement, reverse split and migratory merger”), as required in accordance with SEC Staff Accounting Bulletin (SAB) Topic 4C Equity Accounts — Change in Capital Structure, and Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 260, Earnings Per Share. Accordingly, the consolidated balance sheets presented herein reflect a reduction in the aggregate dollar value of common shares issued and outstanding, with a corresponding increase reflected in additional paid-in capital of approximately $10,000, as detailed in Note 13, “Stockholders’ equity.” Total authorized shares were unchanged by the Reverse Split. The consummation of the Migratory Merger and Reverse Split, effective on August 26, 2011, also triggered the automatic conversion of the shares of the Company’s preferred stock to the Company’s common stock. In accordance with ASC 260, the conversion of the Company’s preferred stock is presented prospectively from August 26, 2011, in the Company’s results as of and for the year ended December 31, 2011, resulting in a $9.7 million increase in additional paid in capital and elimination of the Series A Convertible Preferred Stock in the Company’s consolidated balance sheet as of December 31, 2011, also detailed in Note 13, “Stockholders’ equity.” Earnings per share is calculated based upon the weighted average shares which reflect the conversion of the preferred shares to shares of the Company’s common stock effective August 26, 2011, as restated for the Reverse Split.

Principles of consolidation

The consolidated financial statements include the accounts of The W Group, Inc., a wholly-owned subsidiary of Power Solutions International, Inc., and its wholly-owned subsidiaries, Power Production, Inc., Power Great Lakes, Inc., Power Solutions, Inc., Power Global Solutions, Inc., Auto Manufacturing, Inc., Torque Power Source Parts, Inc., XISync, LLC, PSI International, LLC, and Power Properties, L.L.C. Collectively, these entities produce and distribute off-highway industrial engines and provide aftermarket support for the industrial engine market. All significant intercompany balances and transactions have been eliminated in the consolidation.

Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates.

Revenue recognition

The Company recognizes revenue at the time title and risk of loss of inventory passes to the customer, which is typically upon shipment of goods. In certain cases, at the request and for the convenience of the customer, revenue is recognized upon billing for goods which are not immediately shipped, otherwise known as a “bill and hold” arrangement. In these cases, revenue is recognized under the same terms and conditions as any other sale, except that the products are held by the Company until the customer initiates the shipment of the product from the Company’s warehouses. Transfer of the title and risk of loss pass to the customer, and there are no future performance obligations, at the time the bill and hold sale is recognized. Any product that has been sold under a bill and hold arrangement is segregated from the Company’s owned inventory. As of December 31, 2010, the Company had $1,742,000 of undelivered product, of which $391,000 was unpaid, and such product was shipped and the unpaid balance collected during 2011. The Company did not enter into any bill and hold arrangements during 2011 or 2012.

The Company classifies shipping and handling charges billed to customers as revenue. Shipping and handling costs paid to others are classified as a component of cost of sales when incurred.

Inventories, net

Inventories consist primarily of engines and parts. Engines are valued at the lower of cost plus estimated freight-in, as determined by specific serial number identification, or market value. Parts are valued at the lower of cost (first-in, first out) or market value. The Company writes down inventory for an estimated amount equal to the difference between the cost of the inventory and the estimated realizable value. Additionally, an inventory reserve is provided for based upon the Company’s estimation of future demand for the quantity of inventory on hand. In determining an estimate of future demand, multiple factors are taken into consideration including (i) customer purchase orders and customer forecasted demand; (ii) historical sales/usage for each inventory item; and (iii) utilization within a current or anticipated future power system.

The components of inventory as of December 31, were as follows:

	2012	2011
Raw materials	$36,006	$29,128
Finished goods	3,962	4,265

Total	$39,968	$33,393

Accounts receivable and allowance for doubtful accounts

Accounts receivable are due under normal trade terms generally requiring payment within 30 to 45 days from the invoice date. A limited number of customers have terms which may extend up to 150 days from the invoice date. The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of the amounts that will not be collected. Management specifically reviews all past due accounts receivable balances and, based on historical experience and an assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected.

The activity in the Company’s allowance for doubtful accounts as of December 31, was as follows:

	2012	2011
Balance at beginning of year	$140	$340
(Reduction of) charged to expense	(72)	69
(Write-offs), net of recoveries	2	(269)

Balance at end of year	$70	$140

Cash overdrafts

Prior to its March 20, 2012 amendment, the Company’s loan and security agreement with Harris N.A. (now known as BMO Harris Bank, N.A (“BMO Bank”)) (“Harris Agreement”), required that cash received be applied against the Company’s revolving line of credit. Accordingly, the Company did not maintain cash on its consolidated balance sheet, but instead funded its operations through borrowings under its revolving line of credit. Under the Company’s previous cash management system, cash overdraft balances existed for the Company’s primary disbursement accounts and such cash overdraft balances are classified within accounts payable on the Company’s consolidated balance sheet. These overdrafts represent uncleared checks in excess of cash balances in the related bank accounts. As further described in Note 8, “Revolving line of credit,” the Harris Agreement was amended effective March 20, 2012 (the Harris Agreement, as so amended, the “Amended Agreement”), and among other changes, cash balances are no longer automatically swept by BMO Bank and applied against the revolving line of credit. Under ASC 470-10-45, Debt, the elimination of the automatic sweeping of the Company’s cash and application of such cash against the revolving line of credit resulted in a change in the presentation of the revolving line of credit from a current liability to a long-term obligation on the Company’s consolidated balance sheet. Accordingly, the Company has presented the revolving line of credit as a long-term obligation on its consolidated balance sheet subsequent to March 20, 2012, the effective date of the Amended Agreement.

Warranty costs

The Company offers a standard limited warranty on the workmanship of its products that in most cases covers defects for a period of (i) one year from the date of shipment or (ii) six months from the date products are placed into service, whichever occurs first. Warranties for certified emission products are mandated by the Environmental Protection Agency (“EPA”) and/or the California Air Resources Board (“CARB”) and are longer than the Company’s standard warranty on certain emission related products. The Company’s products also carry limited warranties from suppliers. Costs related to supplier warranty claims are borne by the supplier; the Company’s warranties apply only to the modifications made to supplier base products. The Company’s management estimates and records a liability, and related charge to income, for the warranty program at the time products are sold to customers. Estimates are based on historical experience and reflect management’s best estimates of expected costs at the time products are sold. The Company makes adjustments to estimates in the period in which it is determined that actual costs may differ from initial or previous estimates.

The activity in the Company’s warranty accrual as of December 31, was as follows:

	2012	2011
Balance at beginning of year	$803	$277
Charged to expense	148	697
Payments	(261)	(171)

Balance at end of year	$690	$803

Private placement warrants

The Company’s private placement warrants are accounted for as a liability, in accordance with ASC 480-10-25-14, Distinguishing Liabilities from Equity. ASC 480-10-25-14 states that, if an entity must or could settle an instrument by issuing a variable number of its own shares, and, as in this case, the obligation’s monetary value is based solely or predominantly on variations in the fair value of the company’s equity shares, but moves in the opposite direction, then the obligation to issue shares is to be recorded as a liability at the inception of the arrangement, and is adjusted with subsequent changes in the fair value of the underlying stock. The effect of the change in value of the obligation is reflected as “Other (income) expense” in the Company’s consolidated statements of operations. See Note 7, “Fair value of financial instruments,” for detail describing the valuation approach for the Private Placement Warrants.

Research & development and engineering costs

The Company expenses research & development and engineering costs when incurred. Research & development costs classified within research & development and engineering expenses in the consolidated statements of operations, consist primarily of wages and materials related to engineering work and approximated $6.8 million, $4.0 million and $3.0 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Equity-based compensation

The Company accounts for equity-based compensation expense for awards granted to employees for service over the service period based on the grant date fair value. The Stock Appreciation Rights (“SAR”) granted is accounted for as equity, in accordance with ASC 718, Compensation — Stock Compensation.

Fair value of financial instruments

The Company’s financial instruments include accounts receivable, accounts payable, revolving line of credit, notes payable and private placement warrants. The carrying amounts of accounts receivable and accounts payable approximate fair value because of their short-term nature. The carrying value of the revolving line of credit and notes payable approximate fair value because the interest rates fluctuate with market interest rates or the fixed rates are based on current rates offered to the Company for debt with similar terms and maturities. Based upon the Company’s current credit agreement with BMO Bank, using the Company’s balances and interest rates as of December 31, 2012, and holding other variables constant, a 10% increase in the interest rates for the next 12 month period charged by BMO Bank to the Company would have decreased the Company’s pre-tax earnings and cash flow by less than $100,000. The fair value of the private placement warrants is described below in Note 7, “Fair value of financial instruments.”

Self-funded insurance

The Company is self-insured for certain costs of its employee health insurance plan, although the Company obtains third-party insurance coverage to limit its exposure. The Company maintains a stop-loss insurance policy with individual and aggregate stop-loss coverage.

Related party transactions

During the years ended December 31, 2012, 2011 and 2010, the Company incurred fees for tax return and other consulting services with a professional services firm that is affiliated with a stockholder and member of the board of directors. Fees incurred during 2012, 2011 and 2010, were $ 125,000, $156,000 and $123,000, respectively.

Income taxes

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company records net deferred tax assets to the extent it believes these assets will more likely than not be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. As of December 31, 2012 and 2011, the Company had not recorded a tax asset valuation allowance.

The Company records uncertain tax positions in accordance with ASC 740, Income Taxes, on the basis of a two-step process whereby (1) it determines whether it is more likely than not that the tax positions will be sustained based on the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is greater than 50 percent likely to be realized upon ultimate settlement with the related tax authority. As of December 31, 2012 and 2011, the Company had not recorded any tax benefit or tax liability for uncertain tax positions.

Concentrations

The Company maintains cash balances in various accounts at one financial institution in the Midwest. Interest-bearing accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 per institution and per depositor. In addition, FDIC insurance on noninterest-bearing accounts is unlimited through December 31, 2012. At December 31, 2012 and 2011, the Company had no uninsured cash balances.

The Company is exposed to potential credit risks associated with its accounts receivable. The Company performs ongoing credit evaluations of its customers and generally does not require collateral on its accounts receivable. For certain non-U.S. trade receivables, the Company obtains trade credit insurance or requires letters of credit for those non-U.S. accounts for which trade credit insurance is not available or is insufficient. The Company has not experienced significant credit-related losses to date.

One customer (“Customer A”) individually accounted for more than 10% of the Company’s sales during one or more years from 2010 through 2012 and represented 16%, 15% and 19% of consolidated net sales in 2012, 2011, and 2010, respectively.

Three customers (“Customer A” referred to above, and “Customer B” and “Customer C”) individually accounted for more than 10% of consolidated accounts receivable at December 31, 2012. Two customers (“Customer A” referred to above, and “Customer C”) individually accounted for more than 10% of consolidated accounts receivable at December 31, 2011. At December 31, 2012 and 2011, Customer A represented 15% and 12% of consolidated accounts receivable, respectively. At December 31, 2012, Customer B represented 18% of consolidated accounts receivable. At December 31, 2012 and 2011, Customer C represented 11% and 13% of consolidated accounts receivable, respectively.

Two vendors (“Vendor A” and “Vendor B”) individually accounted for more than 10% of the Company’s purchases during one or more years from 2010 through 2012. Vendor A accounted for 30%, 37% and 31% of the Company’s purchases in 2012, 2011 and 2010, respectively. Vendor B accounted for 16% of the Company’s purchases in 2012 and 2010 and less than 10% of the Company’s purchases in 2011.

Recently issued accounting pronouncements	12 Months Ended
Dec. 31, 2012
Recently issued accounting pronouncements

2. Recently issued accounting pronouncements

The Company evaluates the pronouncements of various authoritative accounting organizations, including the FASB and the SEC, to determine the impact of new pronouncements on GAAP and the Company. There are no new accounting pronouncements that have been issued or adopted during the year ended December 31, 2012, that are expected to have a significant effect on the Company’s consolidated financial statements.

Reverse recapitalization of The W Group, private placement, reverse split and migratory merger	12 Months Ended
Dec. 31, 2012
Reverse recapitalization of The W Group, private placement, reverse split and migratory merger

3. Reverse recapitalization of The W Group, private placement, reverse split and migratory merger

On April 29, 2011, Power Solutions International, Inc. (formerly known as Format, Inc.) completed a reverse acquisition transaction in which PSI Merger Sub, Inc., a Delaware corporation that was newly-created as a wholly-owned subsidiary of Power Solutions International, Inc., merged with and into The W Group. The W Group remained as the surviving corporation of the reverse acquisition transaction and became a wholly-owned subsidiary of Power Solutions International, Inc. Pursuant to an agreement and plan of merger, all of the outstanding shares of common stock of The W Group held by the three stockholders of The W Group at the closing of the reverse acquisition transaction converted into, and Power Solutions International, Inc. issued to the three stockholders of The W Group, an aggregate of 10,000,000 shares of common stock (share amount prior to the Reverse Split defined below) and 95,960.90289 shares of Series A Convertible Preferred Stock (share amount prior to the Reverse Split defined below). In accordance with ASC 805, Business Combinations , The W Group was considered the accounting acquiror in the reverse acquisition.

The W Group was considered the acquiror for accounting purposes, and has accounted for the transaction as a reverse recapitalization because (1) The W Group’s former stockholders received the greater portion of the voting rights in the combined entity, (2) The W Group’s senior management represented all of the senior management of the combined entity and (3) immediately prior to the transaction, Format, Inc., was a company with nominal operations and assets. Consequently, the assets and liabilities and the historical operations that are reflected in Power Solutions International, Inc.’s consolidated financial statements are those of The W Group and have been recorded at the historical cost basis of The W Group, with a recapitalization adjustment to report the issued equity of PSI. However, PSI has accounted for the reverse acquisition as a reverse recapitalization of The W Group, and no goodwill or other intangible assets have been recorded because immediately prior to, and at the time of, the reverse acquisition, Format Inc., the accounting acquiree, was a company with nominal assets and nominal operations, engaged to a limited extent in EDGARizing corporate documents for filing with the SEC and limited commercial printing services.

The results of operations of Format, Inc. have not been included in the consolidated statement of operations from the date of the Reverse Recapitalization, April 29, 2011, because Format had nominal operations and assets, which consisted mostly of cash immediately prior to consummation of the Reverse Recapitalization transaction. In accordance with the accounting for an entity with nominal operations and assets under a reverse recapitalization transaction, the net income and equity of Format immediately prior to the Reverse Recapitalization have been reclassified to preferred equity. The related party obligations owed by Format immediately prior to the Reverse Recapitalization were settled through the terms of a repurchase agreement, while the remaining obligations were settled with the available cash on Format Inc.’s balance sheet. Immediately prior to the reverse acquisition transaction, Format had assets with a net book value of $5,000 which were written off in connection with the transaction.

Concurrent with the closing of the Reverse Recapitalization, Power Solutions International, Inc. and The W Group entered into a purchase agreement (“Private Placement”) whereby Power Solutions International, Inc. completed the sale of an aggregate of 18,000 shares of PSI preferred stock together with warrants (“Private Placement Warrants”) representing the right to purchase an aggregate of 24,000,007 shares of PSI common stock (share amount prior to the Reverse Split defined below), subject to certain limitations on exercise. The shares of PSI preferred stock issued in the Private Placement were initially convertible into an aggregate of 48,000,007 shares of PSI common stock (share amount prior to the Reverse Split defined below), subject to certain limitations. In consideration, Power Solutions International, Inc. and The W Group received proceeds of $18.0 million before transaction fees, costs and expenses of approximately $5.1 million in connection with the Reverse Recapitalization and Private Placement. During the year ended December 31, 2012, a portion of the Private Placement Warrants were exercised, resulting in the issuance of 13,750 shares of the Company’s common stock.

In connection with the Private Placement, the Company also issued to Roth Capital Partners, LLC (“Roth”) a warrant (“Roth Warrant”) to purchase initially 3,360,000 shares of PSI common stock (share amount prior to the Reverse Split defined below), subject to certain limitations on exercise set forth in the Roth Warrant. On September 1, 2011, the Roth Warrant was exercised.

In connection with, and prior to the consummation of, the Reverse Recapitalization, the board of directors of Format approved a 1-for-32 reverse stock split of issued and outstanding shares of the Company’s common stock (“Reverse Split”), immediately following the effectiveness of which each 32 issued and outstanding shares of the Company’s common stock would automatically convert into one share of Company common stock. Any stockholder of the Company that would otherwise be entitled to a fraction of a share of the Company’s common stock (after aggregating all fractional shares of the Company’s common stock to be received by such holder) as a result of the Reverse Split, would receive an additional share of the Company’s common stock (i.e., the aggregate number of shares of the Company’s common stock of a stockholder resulting from the Reverse Split would be rounded up to the nearest whole number).

Further, in connection with the Reverse Recapitalization and the Private Placement, the board of directors of Format approved the migratory merger (“Migratory Merger”) of the Company with and into a Delaware corporation that was newly-created as a wholly-owned subsidiary of the Company, which Migratory Merger would be effected for the purpose of changing the Company’s jurisdiction of incorporation from Nevada to Delaware. The parties agreed that the Reverse Split would be effected through the consummation of the Migratory Merger, whereby each 32 shares of the Company’s common stock would be converted into one share of common stock of the surviving entity in the Migratory Merger. The consummation of the Migratory Merger would constitute the Reverse Split for all purposes, as contemplated by the transaction documents entered into in connection with the consummation of the Reverse Recapitalization and the Private Placement. The consummation by the Company of the Migratory Merger, including the Reverse Split to be effected thereby, was subject to the approval of the Company’s stockholders.

The Migratory Merger and Reverse Split were approved by the stockholders at a special meeting of the Company’s stockholders held on August 25, 2011, and the Migratory Merger and the Reverse Split were effective on August 26, 2011. The Reverse Split did not affect the number of authorized shares of common stock of the Company or the par value per share of the Company’s common stock. Immediately following the effectiveness of the Reverse Split, each issued and outstanding share of Company preferred stock automatically converted into a number of shares of Company common stock equal to $1,000 divided by the conversion price then in effect.

The impact of the above transactions, the exercise of the Roth Warrant, and the partial exercise of the Private Placement Warrants, on the Company’s issued capital is further described in Note 13, “Stockholders’ equity.”

Earnings per share	12 Months Ended
Dec. 31, 2012
Earnings per share

4. Earnings per share

The Company computes earnings per share by applying the guidance stated in ASC 260, Earnings per Share, to determine the net income available per share of its common stock. Earnings per share (“EPS”) was calculated using the two-class method until the conversion of the shares of the Company’s preferred stock to Company common stock (as described above under Note 3, “Reverse recapitalization of The W Group, private placement, reverse split and migratory merger”), because the convertible preferred shares participated in any undistributed earnings with the common stockholders, specifically, on a one-to-one, as-if converted basis (without giving effect to the limitations on conversion of the preferred stock). Thus, under the two-class method, earnings allocated to preferred shares were based upon the proportion of the “as-if converted” preferred shares to the combined total of common shares, plus the “as-if converted” shares. Basic and diluted EPS under the two-class method were then calculated by dividing these earnings allocated to common shares by the weighted average of the actual common shares outstanding during the reporting period, after giving effect to the adjustment for the Reverse Split.

Though the Company did not pay dividends prior to the Reverse Split, because the preferred stock granted the right to participate in undistributed earnings with Company common stock, it was considered a participating security, and the Company applied the two-class method to calculate per share amounts for distributed and undistributed earnings required under ASC 260-10-45, until all of the shares of preferred stock were converted into shares of Company common stock. Upon the effectiveness of the Reverse Split on August 26, 2011, all shares of the Company’s preferred stock automatically converted into shares of the Company’s common stock. Effective upon, and at all times since, the conversion of the Company preferred stock to Company common stock, the treasury stock method has been used to compute earnings per share.

Computation of undistributed earnings and allocation of undistributed earnings to participating securities

The undistributed earnings were allocable to the participating securities (i.e., common shares and the convertible preferred shares) on a pro rata basis under the two-class method until August 26, 2011, the effective date of the Migratory Merger, through which the Reverse Split was consummated (including the automatic conversion of preferred stock effected thereby). Through August 26, 2011, the allocation of undistributed earnings to each class of participating stock was based upon the proportionate ratio of average outstanding shares of each class of stock to the total average shares outstanding as adjusted for the Reverse Split, on an as-if converted basis. Upon the effectiveness of the Migratory Merger, each of the preferred shares was automatically converted into a number of shares of common stock of the surviving entity in the Migratory Merger, equal to one-thousand dollars divided by $12.00, the per share conversion price for the preferred stock, as adjusted for the Reverse Split, and thereafter, no PSI preferred shares existed. Accordingly, all undistributed earnings were allocated to shares of common stock after conversion of the shares of preferred stock into shares of common stock on August 26, 2011.

Anti-dilutive potential common shares excluded from the diluted earnings per share computation

Diluted earnings per share, under both the two-class method and the treasury stock method, is calculated by evaluating the dilutive effect of potential shares of the Company’s common stock issuable through the exercise for Company common stock of the Private Placement Warrants and, prior to its exercise, the Roth Warrant. The PSI preferred stock was subject to full-ratchet anti-dilution whereby, upon the issuance (or deemed issuance) of shares of PSI common stock at a price below the then-current conversion price of the PSI preferred stock, subject to specified exceptions, the conversion price of the PSI preferred stock would have been reduced to the effective price of PSI common stock so issued (or deemed to be issued).

The purchase agreement for the Private Placement contains the following provision, which may be deemed to be a form of anti-dilution protection: if prior to the earlier of (a) the second anniversary of the date on which the registration statement for the shares of Company common stock underlying the preferred stock and the Private Placement Warrants becomes effective and (b) 180 days after the closing of a firm commitment public underwritten offering of equity securities resulting in gross proceeds of not less than $15.0 million, the Company issues equity securities in a public or private offering (or series of related offerings) resulting in gross proceeds to the Company of at least $5.0 million at or below an effective price per share of $12.00 as adjusted for the Reverse Split (“Reset Price”), subject to further adjustment, the Company will have to issue to each investor in the Private Placement (1) additional shares of Company common stock so that after giving effect to such issuance, the effective price per share of its common stock acquired by such investors in the Private Placement will be equal to the Reset Price and (2) additional Private Placement Warrants covering a number of shares of Company common stock equal to 50% of the shares of its common stock issued pursuant to clause (1) above.

These provisions are not triggered based on the market price of Company common stock, but rather on the issuance by the Company of additional equity securities below an effective price per share of $12.00 as adjusted for the Reverse Split. The contingent issuance of additional common shares as a result of the anti-dilution provisions discussed above represents a market-based contingency that does not become a reality until the Company issues securities in the manner described above. The Company’s anti-dilutive potential common shares include 736,252 shares of common stock issuable upon exercise of the Private Placement Warrants, with an exercise price of $13.00 per share, adjusted for the Reverse Split.

Computation of dilutive common shares

The Company utilizes the treasury stock method described in ASC 260-10-55 to determine the number of treasury shares assumed to be purchased from the proceeds of warrant exercises, with any residual shares representing the incremental common shares to be issued and included in diluted EPS. The Roth Warrant (until exercised), the Private Placement Warrants and the SAR were evaluated for their potentially dilutive effect using the treasury stock method. The Company’s average closing market price of the Company’s common stock for the year ended December 31, 2012 was $15.51 per share. Although the exercise price of the Private Placement Warrants is $13.00 per share, all of the remaining potentially issuable shares of common stock associated with the Private Placement Warrants were determined to be antidilutive due to warrant valuation expenses that are included in the consolidated statement of operating results, but such expenses are required to be excluded from operating results in the fully dilutive computation. Based on the average closing market price of $15.51 per share of the Company’s common stock noted above for the year ended December 31, 2012, and a strike price of $22.07 per share of the SAR granted (as well as certain vesting requirements) in connection with an incentive compensation plan, all potentially issuable shares of Company common stock associated with the SAR were excluded from the diluted EPS calculation. See Note 10, “2012 Incentive compensation plan,” for the details associated with the aforementioned SAR grant.

The Roth Warrant was cashlessly exercised in full on September 1, 2011, for an aggregate of 62,116 shares of common stock based upon the value of the Company’s common stock as determined pursuant to the Roth Warrant. During the year ended December 31, 2012, 13,750 shares of Company common stock were issued as a result of the partial exercise of the Private Placement Warrants. See Note 13, “Stockholders’ equity” for further detail of these transactions.

Due to the Company’s limited trading volume during the year ended December 31, 2011, the Company estimated the average fair value of its common shares using the estimated fair value derived in the periodic valuations of its Private Placement Warrants liability, as described in Note 7, “Fair value of financial instruments.” Based upon an average estimated fair value of $9.55 per share of the Company’s common stock for the year ended December 31, 2011, and an exercise price of $13.00 per share, all of the potentially issuable shares of common stock were excluded from the diluted EPS calculation.

Inventories	12 Months Ended
Dec. 31, 2012
Inventories

5. Inventories

Inventories consist primarily of engines and parts. Engines are valued at the lower of cost plus estimated freight-in, as determined by specific serial number identification or market value. Parts are valued at the lower of cost (first-in, first-out) plus freight-in, or market value. When necessary, the Company writes down the value of its inventory in an amount equal to the difference between the cost of inventory and the estimated realizable value based upon assumptions about future demand and market conditions.

Property, plant and equipment, net	12 Months Ended
Dec. 31, 2012
Property, plant and equipment, net

6. Property, plant and equipment, net

The components of property, plant and equipment as of December 31, were as follows:

	2012	2011
Land	$260	$260
Building and improvements	3,882	1,975
Office furniture and equipment	2,172	2,899
Tooling and equipment	5,505	3,775
Transportation equipment	223	223
Construction in progress	594	607

Property, plant and equipment, at cost	12,636	9,739
Accumulated depreciation	(5,491)	(6,128)

Property, plant and equipment, net	$7,145	$3,611

Property, plant and equipment are recorded at cost. The Company computes depreciation using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the assets’ useful economic lives or the period from the date the assets are placed in service to the end of the lease term including renewal periods that are considered by the Company to be reasonably assured of being exercised. Depreciation expense totaled $1,074,000, $785,000, and $988,000, for the years ended December 31, 2012, 2011, and 2010, respectively.

Repairs and maintenance costs are charged directly to expense as incurred. Major renewals or replacements that substantially extend the useful life of an asset are capitalized and depreciated.

Estimated useful lives by major asset category are as follows:

Life (in years)
Buildings	39
Leasehold improvements	8 – 10
Office furniture and equipment	8
Tooling and equipment	3 – 8
Transportation equipment	5

Long-lived assets

Long-lived assets, such as property, plant and equipment and land, are evaluated for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. If such review indicates that the carrying amount of long-lived assets is not recoverable, the carrying amount of such assets is reduced to fair value. There were no adjustments to the carrying value of long-lived assets during the years ended December 31, 2012 and 2011.

Fair value of financial instruments	12 Months Ended
Dec. 31, 2012
Fair value of financial instruments

7. Fair value of financial instruments

As of December 31, 2012 and 2011, the Company measured its financial assets and liabilities under the amended ASC Topic 820, Fair Value Measurements and Disclosures of the Accounting Standards Codification, which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., exit price) in an orderly transaction between market participants at the measurement date. It also establishes a three-level valuation hierarchy for disclosures of fair value measurement as follows:

Level 1 — quoted prices in active markets for identical assets or liabilities,

Level 2 — other significant observable inputs for the assets or liabilities through corroborations with market data at the measurement date, and

Level 3 — significant unobservable inputs that reflect management’s best estimate of what market participants would use to price the assets or liabilities at the measurement date.

Private placement warrants liability

As of December 31, 2012 and 2011, the Company’s Private Placement Warrants were measured at fair value under ASC Topic 820, Fair Value Measurements and Disclosures of the Accounting Standards Codification. See Note 3, “Reverse recapitalization of The W Group, private placement, reverse split and migratory merger,” for further details describing these warrants. The Company’s liability for the Private Placement Warrants is measured at fair value based on unobservable inputs, and thus is considered a Level 3 financial instrument. The Company analyzes financial instruments with features of both liabilities and equity under ASC 480, Distinguishing Liabilities from Equity and ASC 815, Derivatives and Hedging.

As of December 31, 2012, the Company estimated the fair value of its Private Placement Warrants with a publicly traded stock pricing approach using the Black-Scholes option pricing model. The inputs of the Black-Scholes option pricing model included the market value of the Company’s common stock, exercise price, risk-free interest rate, estimated price volatility, term, and dividend yield. The market value of the Company’s common stock was $16.18 per share, its closing price on December 31, 2012, the date of the valuation. The Black-Scholes method utilized the following assumptions: a remaining contractual term of 3.33 years, a volatility factor of 45% (representing the upper end of the range of implied volatility of publicly traded call options of benchmark companies), a risk-free interest rate of 0.42% and a zero dividend yield. The resulting warrant valuation as of December 31, 2012, was discounted by 15%, reflecting the fact that the Private Placement Warrants are not directly traded and are burdened by a lack of marketability. If all other assumptions are held constant, the recorded liability of the private placement warrants would increase or decrease by approximately $400,000 due to a 10% change in the enterprise value of the company based on the Black-Scholes option pricing model.

As of December 31, 2011, the fair value of the Private Placement Warrants was also estimated using the Black-Scholes option pricing model. However, due to the limited trading activity in the Company’s common stock and other attributes suggesting that the publicly traded stock pricing approach did not reflect a reasonably accurate estimate of the Company’s stock price, the fair value of the Company’s common stock was established through multiple valuation techniques, including (a) the income approach in the form of the discounted cash flow (“DCF”) method and (b) the market approach in the form of (i) the guideline public company method and (ii) the merger and acquisition method.

For the guideline public company method, the Company selected a group of publicly-traded companies that are similar in size, industry, growth stage, or business model. The valuation multiples considered for providing indicated values was the ratio of enterprise value to the last twelve months’ and estimated future earnings before interest, income taxes, depreciation and amortization (“EBITDA”) and the ratio of the market value of equity (“MVE”) to the last twelve months’ and estimated future net income. Both enterprise value and MVE of each guideline public company were calculated based on closing stock prices as of the valuation date.

For the merger and acquisition method, the Company considered information available on three recent transactions involving acquisitions of companies that are similar in size, industry, or business model. The valuation multiples considered for providing indicated values were the ratio of enterprise value to the last twelve months’ EBITDA. The enterprise values of the acquired companies were calculated by adding the equity purchase price to the debt in place as set forth in each company’s balance sheet (net of cash acquired).

After establishing the enterprise value, the Company’s net outstanding debt was deducted to determine the Company’s total equity value. Total equity value was then allocated among the securities that comprise the Company’s capital structure using the Black-Scholes method, as described in the American Institute of Certified Public Accountants Practice Aid, “Valuation of Privately-Held Company Equity Securities Issued as Compensation” (AICPA Practice Aid). In addition to the total equity value, the Black-Scholes method utilized the following assumptions as of December 31, 2011: an aggregate exercise price of $127.6 million (which reflects the public equivalent value of equity necessary for the Private Placement Warrants to accrue value, which is calculated based on the number of shares of the Company’s common stock issued and outstanding plus the number of shares underlying the Private Placement Warrants, multiplied by the $13.00 per share strike price for the Private Placement Warrants), a remaining contractual term of 4.33 years, an assessment of the risk-free interest rate of 0.6%, an anticipated volatility factor of 60.0% (representing the upper end of the range of implied volatility of publicly traded call options of benchmark companies), and a zero dividend yield.

The resulting stock and warrant valuations as of December 31, 2011, were each discounted by 15%, reflecting an assessment of the trading activity of the Company common stock and the implied trading activity of the Private Placement Warrants. The suggested value from the Black-Scholes method reflected a fully marketable security that was not burdened by limited marketability; however, the Company’s common stock (and by extension the Private Placement Warrants) did not have regular trading activity. Therefore, the Company considered it necessary to incorporate a discount to reflect the limited liquidity associated with the Private Placement Warrants.

The following table summarizes fair value measurements by level as of December 31, 2012, for the Company’s level 3 financial liability measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3
Private placement warrants liability			$3,666

The following table summarizes fair value measurements by level as of December 31, 2011, for the Company’s level 3 financial liability measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3
Private placement warrants liability			$3,270

The following table summarizes the change in the estimated fair value of the Company’s Level 3 financial instrument for the year ended December 31, 2012:

Balance at December 31, 2011	$3,270
Change in the value of private placement warrants liability	448
Change due to exercise of private placement warrants	(52)

Balance at December 31, 2012	$3,666

The following table summarizes the change in the estimated fair value of the Company’s Level 3 financial instrument for the year ended December 31, 2011:

Balance at December 31, 2010	$—
Private placement warrants issued	2,888
Change in the value of private placement warrants	382

Balance at December 31, 2011	$3,270

Financial assets and liabilities not measured at fair value

As of December 31, 2012 and 2011, the Company’s revolving line of credit (including accrued interest recorded under accrued liabilities) and notes payable recorded on the consolidated balance sheets were carried at cost. The carrying value of the revolving line of credit and notes payable obligations approximate fair value because the interest rates fluctuate with market interest rates or the fixed rates approximate current rates offered to the Company for debt with similar terms and maturities, and the Company’s credit rating has not changed significantly since the origination of these financial liabilities. Under ASC Topic 825, Financial Instruments, these financial liabilities are defined as Level 2 in the three-level valuation hierarchy, as the inputs to their valuation are market observable.

Revolving line of credit	12 Months Ended
Dec. 31, 2012
Revolving line of credit

8. Revolving line of credit

On April 29, 2011, in connection with the closing of the Reverse Recapitalization, The W Group and Power Solutions International, Inc. entered into a loan and security agreement with BMO Bank, as earlier defined in Note 1, “Description of the company and summary of significant accounting policies,” defined as the Harris Agreement, which replaced the existing loan and security agreement that The W Group had with its senior lender (“Prior Credit Agreement”) prior to the closing of the Reverse Recapitalization. Pursuant to the Harris Agreement, among other things, the maximum loan amount was reduced from the maximum loan amount under The W Group’s Prior Credit Agreement to reflect The W Group’s repayment in full of its two previously outstanding term loans under the Prior Credit Agreement, and the financial covenants under the Prior Credit Agreement were replaced with a new fixed charge coverage ratio covenant. Prior to its March 20, 2012 amendment, the Harris Agreement provided for borrowings up to $35.0 million under a revolving line of credit and was scheduled to mature on April 29, 2014. The Harris Agreement was collateralized by substantially all of the Company’s assets. The Company was also required to meet certain financial covenants, including a minimum monthly fixed charge coverage ratio and a limitation on annual capital expenditures. The Harris Agreement contained customary covenants and restrictions, including agreements to provide financial information, comply with laws, pay taxes and maintain insurance, restrictions on the incurrence of certain indebtedness, guarantees and liens, restrictions on mergers, acquisitions and certain dispositions of assets, and restrictions on the payment of dividends and distributions. In addition, the Harris Agreement required cash accounts to be held with BMO Bank. Historically, the Company’s financing arrangements, including the Harris Agreement required that cash received be applied against the Company’s revolving line of credit. Accordingly, the Company did not maintain cash on its consolidated balance sheet, but instead funded its operations through borrowings under its revolving line of credit.

Under the Harris Agreement and prior to the amendment of the loan and security agreement on March 20, 2012: (a) the Company was a party to the Harris Agreement and pledged all of its shares of The W Group to BMO Bank as collateral for the revolving line of credit; (b) there were no term loans; (c) the revolving line of credit bore interest at BMO Bank’s prime rate plus an applicable margin ranging from 0% to 0.50%; or, at the Company’s option, all or a portion of the revolving line of credit could have been designated to bear interest at LIBOR plus an applicable margin ranging from 2.00% to 2.50%; (d) the Company had a limitation on annual capital expenditures; and (e) a fixed charge coverage ratio was included, except that this fixed charge coverage ratio under the Harris Agreement excluded certain historical debt service costs and certain other one-time expenses, both as defined in the Harris Agreement.

On March 20, 2012, the loan and security agreement with BMO Bank was amended (the Harris Agreement, as so amended, the “Amended Agreement”) to increase the total credit facility from $35.0 million to $50.0 million and to extend the maturity date to March 20, 2017. Under the terms of the Amended Agreement: (a) the revolving line of credit bears interest at BMO Bank’s prime rate plus an applicable margin ranging from 0% to 0.50%; or, at the Company’s option, all or a portion of the revolving line of credit can be designated to bear interest at LIBOR plus an applicable margin ranging from 1.75% to 2.25%; (b) the unused revolving line fee was reduced to 0.25%; and (c) the Company is only required to report its compliance with the fixed charge coverage ratio for any month when the Company’s Excess Availability, as defined in the Amended Agreement, is less than the Liquidity Threshold. The Liquidity Threshold is defined as the greater of (i) $7,500,000 or (ii) 12.5% of the total credit facility of $50.0 million, as may be reduced from time to time pursuant to the terms of the Amended Agreement. When required to report its compliance with the fixed charge coverage ratio, the Company must continue to report its compliance with the fixed charge coverage ratio until it has exceeded the Liquidity Threshold for 60 consecutive days. Additionally, under the Amended Agreement, cash balances are no longer automatically swept by BMO Bank, and, as a result, from time to time, the Company may carry cash balances on its consolidated balance sheet.

On November 8, 2012, the loan and security agreement with BMO Bank was amended (the Harris Agreement, as so amended, “Harris Amended Agreement II”). The Harris Amended Agreement II increased the Company’s thresholds for certain transactions, allowing the Company to: (i) make acquisitions up to an aggregate of $2.0 million (ii) enter into joint ventures up to an aggregate of $2.0 million, up from $500,000, and (iii) make annual capital expenditures up to $8.0 million, up from $4.0 million. These thresholds are subject to certain limitations as set forth in the Harris Amended Agreement II.

As of December 31, 2012, $5.9 million of the Company’s outstanding borrowings under its revolving line of credit bore interest at the prime rate, which equated to 3.25% with the applicable margin included. The remaining outstanding balance of $25.0 million as of December 31, 2012, had been designated to bear interest at the LIBOR rate, plus an applicable margin, which equated to an aggregate interest rate of 1.96%. The unused and available revolving line of credit balance was $19.1 million at December 31, 2012.

As of December 31, 2011, $4.7 million of the Company’s outstanding borrowings under its revolving line of credit bore interest at the prime rate, which equated to 3.25% with the applicable margin included. The remaining outstanding balance of $15.0 million as of December 31, 2011, had been designated to bear interest at the LIBOR rate, plus an applicable margin, which equated to an aggregate interest rate of 2.29%. The unused and available revolving line of credit balance was $15.3 million at December 31, 2011.

Leases	12 Months Ended
Dec. 31, 2012
Leases

9. Leases

The Company leases certain buildings and transportation equipment under various noncancelable operating lease agreements that contain renewal provisions. Rent expense under these leases approximated $2.5 million, $1.7 million and $1.4 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The future minimum lease payments due under operating leases as of December 31, 2012, were as follows:

2013	$2,336
2014	2,150
2015	2,109
2016	2,072
2017	1,875
Thereafter	990

$11,532

2012 Incentive compensation plan	12 Months Ended
Dec. 31, 2012
2012 Incentive compensation plan

10. 2012 Incentive compensation plan

On May 30, 2012, the Board of Directors of the Company approved and adopted the Company’s 2012 Incentive Compensation Plan (the “2012 Plan”), and the 2012 Plan was approved by a majority of the Company’s stockholders at the Company’s annual meeting held on August 29, 2012. Under the 2012 Plan, the 830,925 shares of the Company’s common stock currently held in treasury are available for awards pursuant to the 2012 Plan. The 2012 Plan is administered by the Compensation Committee of the Board of Directors, which consists only of independent, non-employee directors.

The 2012 Plan is a broad-based plan which allows for a variety of different types of awards, including (but not limited to) non-qualified options, incentive stock options, SAR, restricted stock, deferred stock and performance units, to be made to the Company’s executive officers, employees, consultants and directors. The 2012 Plan is intended to assist the Company in attracting and retaining exceptionally qualified employees, consultants and directors to support the sustained progress, growth and profitability of the Company.

SAR Award Agreement

On June 6, 2012 (the “Grant Date”), the Compensation Committee of the Board of Directors approved, and the Company granted, a SAR to the Company’s Chief Operating Officer (“Grantee”) pursuant to the 2012 Plan and a Stock Appreciation Rights Award Agreement, dated as of the Grant Date. The SAR granted to the Grantee covers an aggregate of 543,872 shares of Company common stock and is exercisable only in whole shares at a price per share of $22.07.

The SAR granted to the Grantee will vest and become exercisable ratably on each of the first three anniversaries of the Grant Date (“graded vesting”). In addition, the SAR will not become exercisable until the date that is the last of any seven Valuation Dates (as defined in the Award Agreement) within any period of ten or fewer consecutive Valuation Dates that commence after May 30, 2012 and prior to May 30, 2022, on each of which the market value per share of Company common stock is at least $22.07. The SAR expires on the tenth anniversary of the Grant Date.

The SAR entitles the Grantee to receive, upon any exercise, a number of shares of the Company’s common stock equal to (i) the number of shares for which the SAR is being exercised multiplied by the value of one share of the Company’s common stock on the date of exercise (determined as provided in the Award Agreement), (ii) less the number of shares for which the SAR is being exercised multiplied by $22.07, (iii) divided by the value of one share of the Company’s common stock on the date of exercise (determined as provided in the award agreement). The exercised SAR is to be settled only in whole shares of the Company’s common stock, and the value of any fractional share of the Company’s common stock will be forfeited.

The SAR granted is accounted for as equity, in accordance with ASC 718, Compensation — Stock Compensation. ASC 718-10-25-11 states options or similar instruments on shares shall be classified as liabilities if either the underlying shares are classified as liabilities or the entity can be required under any circumstances to settle the option or similar instrument by transferring cash or other assets. The Company’s underlying shares are classified as equity and under the terms of the Stock Appreciation Rights Award Agreement, the Company must settle the exercised portion of the SAR in shares of the Company’s common stock. As such, the Company has accounted for the SAR as equity.

As of the grant date, the fair value of the SAR was estimated using the Black-Scholes option pricing model. The inputs of the Black-Scholes option pricing model included the fair value of the Company’s common stock, exercise price, risk-free interest rate, estimated price volatility, term and dividend yield.

Due to the limited trading activity in the Company’s common stock at the date of issuance of the SAR, the fair value of the Company’s common stock was established through multiple valuation techniques, including (a) the income approach in the form of the DCF method and (b) the market approach in the form of (i) the guideline public company method and (ii) the merger and acquisition method. See Note 7, “Fair value of financial instruments,” for further details describing such valuation techniques. The technique used in estimating equity associated solely with the SAR was the Option Pricing Method.

In addition to that described above, other assumptions used in the Black-Scholes method included the following as of June 6, 2012: an expected term of 6.0 years, a risk-free interest rate of 0.92%, an anticipated volatility factor of 55.0% and a zero dividend yield. The resulting valuation as of June 6, 2012, was discounted by 15% reflecting an assessment of the trading activity of the Company’s common stock (and by extension the SAR). The suggested value from the Black-Scholes method reflected a fully marketable security that was not burdened by limited marketability; however, at the time, the Company’s common stock (and by extension the SAR) did not have regular trading activity. Therefore, the Company considered it necessary to incorporate a discount to reflect the limited liquidity associated with the SAR. This approach was consistent with that utilized to value the Company’s Private Placement Warrants at that time. See Note 7, “Fair value of financial instruments,” for further details. The resulting fair value of the SAR granted during 2012 was $3.31 per underlying share.

To determine the derived service period associated with the SAR’s market condition, the Company performed a Monte Carlo analysis in order to estimate the likely timeframe until the Company’s public equivalent value would exceed its aggregate exercise price over a period of seven days within a period of 10 or fewer trading days (i.e. the value at which the per share value of the Company’s equity exceeds $22.07). Based on the results of this analysis, the derived service period associated with the SAR’s market condition was determined to be 1.78 years.

ASC Topic 718, Compensation — Stock Compensation, was utilized in order to estimate the fair value of the SAR. The term fair value has been defined in Note 7, “Fair value of financial instruments.” ASC Topic 718 requires an entity to measure the cost of employee services received in exchange for an award of equity instruments based on the fair value of the award as of the grant date. That cost is then recognized over the period during which an employee is required to provide service in exchange for the award. ASC 718-10-55-72 provides that, if vesting (or exercisability) of an award is based on satisfying both a market condition and a performance or service condition and it is probable that the performance or service condition will be satisfied, the initial estimate of the service period is the longest of the explicit, implicit or derived service period. The Company has computed compensation expense by applying the guidance stated in ASC 718, on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award was, in-substance, multiple awards (graded vesting attribution method). Since, as noted above, the SAR granted by the Company includes both a market and service condition, the Company used the longest of the periods to define its requisite service period in each separately vesting portion or tranche. Thus, compensation expense for the first tranche was computed on a straight-line basis over the derived service period of 1.78 years. The second and third tranches were computed on a straight-line basis over the explicit service period.

For the year ended December 31, 2012, the Company recognized $0.5 million of expense for the SAR granted. As of December 31, 2012, there was $1.3 million of total unrecognized compensation cost related to the SAR granted under the 2012 Plan. The total cost of the SAR is expected to be recognized over an aggregate three-year period.

Defined contribution plan	12 Months Ended
Dec. 31, 2012
Defined contribution plan

11. Defined contribution plan

The Company sponsors a retirement savings plan for employees meeting certain eligibility requirements. Participants may choose from various investment options and can contribute an amount of their eligible compensation annually as defined by the plan document, subject to Internal Revenue Code limitations. The plan is funded by participant contributions and discretionary Company contributions. The Company made no discretionary contributions during 2012, 2011 or 2010.

Income taxes	12 Months Ended
Dec. 31, 2012
Income taxes

12. Income taxes

The expense (benefit) for income taxes for the years ended December 31, was as follows:

	2012	2011	2010
Current tax expense
Federal	$3,806	$2,816	$418
State	1,053	827	107

	4,859	3,643	525

Deferred tax expense (benefit)
Federal	(542)	(809)	(112)
State	(174)	(61)	(47)

	(716)	(870)	(159)

Total tax expense	$4,143	$2,773	$366

The reconciliation between the Company’s effective tax rate on income from continuing operations and the statutory tax rate for the years ended December 31, was as follows:

	2012		2011		2010
	Amount	Percent	Amount	Percent	Amount	Percent
Income tax expense at federal statutory rate	$3,687	34.0%	$2,324	34.0%	$658	34.0%
State income tax, net of federal benefit	581	5.4	506	7.4	76	3.9
Non-deductible transaction expenses	—	—	259	3.8	—	—
Non-deductible private placement warrant expense	152	1.4	130	1.9	—	—
Domestic production activity	(221)	(2.0)	(216)	(3.1)	51	2.6
Research tax credits	(44)	(0.4)	(240)	(3.5)	(260)	(13.4)
Other, net	(12)	(0.2)	10	0.1	(159)	(8.2)

Income tax expense	$4,143	38.2%	$2,773	40.6%	$366	18.9%

Components of the net deferred tax asset or liability consisted of the following as of December 31:

	2012	2011
Allowances and bad debts	$184	$188
Accrued warranty	276	329
Accrued legal fees	—	124
Accrued wages and benefits	331	570
Inventory	862	484
Deferred revenue	512	81
Other	11	38

Total current deferred tax assets	2,176	1,814

Tax depreciation in excess of book	(371)	(490)
Stock compensation	192	—
Other	43	—

Total deferred tax liabilities	(136)	(490)

Net deferred tax assets	$2,040	$1,324

At December 31, 2012 and 2011, the Company did not record a deferred tax valuation allowance, as the Company believed it was more likely than not that earnings would be sufficient to realize the deferred tax assets. The Company has recorded no liability for uncertain tax positions. The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense. As of December 31, 2012 and 2011, the Company had no amounts accrued for interest or penalties.

The Company files a consolidated income tax return in the U.S. federal jurisdiction and in various states. In the normal course of business, the Company is subject to examination by taxing authorities. The Company believes that it is no longer subject to federal and state income tax examinations for years prior to 2009.

The Company’s income tax expense for the year ended December 31, 2012, increased principally due to the higher taxable income realized in 2012 as compared with 2011. In addition, the Company’s income tax expense does not include the benefit of any federal research tax credits expected to be realized for the year ended December 31, 2012, because the enactment of the legislation providing the federal research tax credits for 2012 was not signed into law until January 2, 2013, and generally accepted accounting principles prohibit retroactive application of tax law changes. The federal research tax credit included in our 2011 federal income tax provision was $240,000. The Company generates research tax credits as a result of its research & development activities which reduce the Company’s effective income tax rate. In general, these credits are general business credits and may be carried forward up to 20 years to be offset against future taxable income.

The Company’s effective income tax rate for the year ended December 31, 2012, was 38.2% as compared with 40.6% for the prior year. The Company’s income tax rate for the year ended December 31, 2012 decreased due to a lower effective state rate as compared to 2011, which was principally attributable to estimated state tax credits. In addition, the 2011 estimated tax rate was adversely impacted by non-deductible expenses associated with certain transaction costs incurred in connection with the reverse recapitalization. The Company’s effective income tax rate is also favorably affected each year by the domestic production activities deduction, which is a permanent deduction in the computation of taxable income. The Company’s effective income tax rate for the year ended December 31, 2010, was 18.9%. The Company’s effective income tax rate was lower in 2010 as compared to 2011 principally due to the significant impact that the research tax credit had in 2010 as a result of the lower pre-tax earnings for that year.

Stockholders' equity	12 Months Ended
Dec. 31, 2012
Stockholders' equity

13. Stockholders’ equity

The statement of changes in the Company’s stockholders’ equity in the year ended December 31, 2012, reflects the effect of the SAR expense recognized in the operating results and the exercise of a portion of the Private Placements Warrants. These components are explained below.

The statement of changes in the Company’s stockholders’ equity in the year ended December 31, 2011, gives effect to the Reverse Recapitalization and related transactions, including the Reverse Split, which is presented retroactively, and the conversion of the Company’s preferred stock to Company common stock, presented prospectively from the date of conversion, on the consolidated balance sheet and statements of operations.

The aggregate value of the shares of common stock issued and outstanding was reduced by $10,000, with a corresponding increase to additional paid-in capital as of December 31, 2010 associated with the retroactive adjustment for the Reverse Split. The shares of Company common stock prior to the Reverse Split were 10,000,000 shares of common stock as of December 31, 2010, and upon the Reverse Split, such shares of Company common stock automatically converted into 312,500 shares of common stock. Shares held by the former stockholders of Format, Inc., the legal acquiror in the April 29, 2011, Reverse Recapitalization, were also retroactively adjusted from 770,083 common shares (without giving effect to the Reverse Split) to 24,093 common shares (giving effect to the Reverse Split). The shares issuable upon exercise by Roth of the Roth Warrant, were 3,360,000 prior to the Reverse Split and were adjusted to 105,000 shares of common stock (giving effect to the Reverse Split). The Roth Warrant was cashlessly exercised on September 1, 2011, for, and the Company issued to Roth, 62,116 shares of common stock on a net basis. On August 26, 2011, the effective date of the Migratory Merger and Reverse Split, 113,961 shares of the Company preferred stock, representing all then-issued and outstanding shares of preferred stock, were automatically converted into 9,496,753 shares of Company common stock. Upon the consummation of the Migratory Merger and Reverse Split, each share of the Company’s preferred stock automatically converted into a number of shares of common stock equal to one-thousand dollars divided by $12.00 per share, the conversion price for the preferred stock giving effect to the adjustment resulting from the Reverse Split. Accordingly, preferred equity was eliminated and additional paid-in capital was increased by $9.7 million, while the aggregate value of the shares of common stock issued and outstanding was increased by $10,000.

Common stock

The Company has authorized 50,000,000 shares of common stock with a par value of $0.001 per share. At December 31, 2012, 9,909,212 shares of Company common stock were issued and 9,078,287 shares of Company’s common stock were outstanding. At December 31, 2011, 9,895,462 shares of Company common stock were issued and 9,064,537 shares of Company’s common stock were outstanding. Each holder of a share of Company common stock is entitled to one vote per share held on each matter to be considered by holders of the Company’s common stock. Holders of the Company’s common stock are entitled to receive ratably such dividends, if any, as may be declared by the Company’s board of directors. The Company’s current policy is to retain earnings for operations and growth. Upon any liquidation, dissolution or winding-up of the Company, the holders of the Company’s common stock are entitled to share ratably in all assets available for distribution, after payment of, or provision for, all liabilities and the preferences of any then outstanding shares of Company preferred stock. The holders of the Company’s common stock have no preemptive, subscription, redemption or conversion rights. See Series A Convertible preferred stock below for a discussion of the automatic conversion of the Company’s shares of preferred stock into shares of common stock upon consummation of the Migratory Merger and Reverse Split.

Series A Convertible preferred stock

Series A Convertible preferred stock was convertible into shares of the Company’s common stock at any time at the election of its holder, subject to limitations on conversion set forth in the certificate of designation and automatically converted into shares of the Company’s common stock on August 26, 2011, the effective date of the Migratory Merger and Reverse Split. The preferred stock conversion price was $12.00 per share giving effect to the Reverse Split and was subject to adjustment for non-cash dividends, distributions, stock splits or other subdivisions or reclassifications of Company common stock. The Series A Convertible preferred stock was also subject to full-ratchet anti-dilution protection whereby, upon the issuance (or deemed issuance) of shares of the Company’s common stock, subject to specified exceptions, the conversion price of the Company’s preferred stock would have been reduced to the effective price of its common stock so issued (or deemed to be issued). The Company preferred stock did not have a stated maturity date, and upon the occurrence of the liquidation, dissolution or winding up of the Company each holder of preferred stock would have been entitled to be paid before any distribution or payment was made upon the Company’s common stock. The Company preferred stock could only have been converted to shares of its common stock and was not redeemable for cash upon the occurrence of any other events. The Company preferred stock was not within the scope of ASC 480, Distinguishing Liabilities from Equity, as the preferred stock was not a mandatorily redeemable financial instrument; it did not embody an obligation to repurchase the Company’s equity shares by transferring assets; and it did not embody an unconditional obligation to issue a variable number of the Company’s equity shares. Accordingly, the Company’s preferred stock did not meet the conditions in paragraph 2 of ASC 480-10-S99-3A (as interpreted in paragraph 3f) that would require temporary equity classification. Therefore, the preferred stock was classified as permanent equity on the Company’s balance sheet.

The allocation of the $18.0 million Private Placement proceeds to Company preferred stock and Private Placement Warrants is described below. The respective values of the preferred stock and Private Placement Warrants were separately estimated and applied to these respective securities for purposes of applying the appropriate accounting guidance to each security. The value assigned to the shares of preferred stock was computed on an “as-if” converted basis and derived through an estimation of the fair value of the Company’s common stock as of April 29, 2011, the date upon which the Reverse Recapitalization and Private Placement occurred, and represented the residual amount of the $18.0 million Private Placement proceeds after determining the value of the Private Placement Warrants as discussed further below under Private placement warrants. The Company estimated the fair value of its common stock using the “Backsolve Method,” as described in the current working draft of the AICPA Practice Aid. The Backsolve Method, a form of the market approach to valuation, derives the implied equity value for one type of equity security (e.g. common equity) from a contemporaneous transaction involving another type of equity security (e.g., preferred stock). In this case, the Company solved for the common equity value ($10.08 per share as adjusted for the Reverse Split) in an option pricing model such that the aggregate value of the securities issued in the Private Placement, considering both the Company’s preferred stock component and Private Placement Warrant’s component, equaled $18.0 million. That is, the sum of (i) $10.08 per common share, multiplied by 1,500,009 shares of the Company’s common stock issuable upon conversion of the shares of the Company’s preferred stock issued in the Private Placement (as adjusted for the Reverse Split, on an as-if converted basis) plus (ii) $3.85 per share multiplied by 750,002 shares of the Company’s common stock issuable upon exercise of the Private Placement Warrants (as adjusted for the Reverse Split) equals $18.0 million. Accordingly, the value assigned to the Company preferred stock was $15.1 million of the $18.0 million gross proceeds received in the Private Placement. After reflecting the costs associated with the Reverse Recapitalization and allocation of the transaction costs associated with the Private Placement, as described below under Transaction costs, the value of the Company’s preferred equity was $9.7 million immediately prior to its elimination upon the automatic conversion of the shares of the preferred stock to shares of Company common stock on August 26, 2011, the effective date of the Migratory Merger and Reverse Split.

Immediately following the effectiveness of the Reverse Split, each issued and outstanding share of the Company’s preferred stock automatically converted into a number of shares of the Company’s common stock equal to $1,000 divided by $12.00, the per share conversion price for the preferred stock giving effect to the adjustment resulting from the Reverse Split. At issuance, no portion of the proceeds of the Company preferred stock was assigned to the conversion feature as a separate derivative instrument under ASC 815-15-25-1 because the economic characteristics and risks of the conversion option were clearly and closely related to those characteristics of the Company’s preferred stock as further discussed below.

The accounting for the embedded conversion option of the Company’s preferred stock was determined by ASC 815-15-25-1, which required that an embedded derivative be separated from the host contract (i.e., the Company’s preferred stock in this case) and accounted for as a derivative instrument if all of the following criteria were met: (a) the economic characteristics and risks of the embedded derivative were not clearly and closely related to the economic characteristics and risks of the host contract; (b) the hybrid instrument (i.e., the Company preferred stock and its embedded conversion option) was not remeasured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur; and (c) a separate instrument with the same terms as the embedded derivative would, pursuant to ASC 815-10-15, be a derivative instrument subject to the requirements of ASC 815-15-25-1.

The host contract (i.e., the Company preferred stock), absent the conversion option, did not provide the holders with principal protection, and it encompassed a residual interest in the Company. Therefore, the host contract was more analogous to equity. The conversion option enabled the holders to convert the Company preferred stock into shares of Company common stock, subject to certain adjustments and limitations on conversion. Since the host contract was an equity host and the conversion option was to convert the preferred stock into Company common stock and both possessed principally equity characteristics related to the same entity, the economic characteristics and risks of the conversion option were clearly and closely related to those of the Company preferred stock host contract. Therefore, the requirements in paragraph ASC 815-15-25-1(a) were not met. Accordingly, the embedded conversion option was not required to be separately classified and accounted for apart from the Company preferred stock.

Private placement warrants

Each investor in the Private Placement also received a number of Private Placement Warrants equal to one-half the number of shares of the Company’s common stock issuable upon conversion of the shares of Company preferred stock purchased by such investor. At issuance, the Private Placement Warrants represented the right to purchase a total of 750,002 shares of the Company’s common stock at an exercise price of $13.00 per share, as adjusted for the Reverse Split, subject to further adjustment for non-cash dividends, distributions, stock splits or other reorganizations or reclassifications of the Company’s common stock. The Private Placement Warrants are also subject to full ratchet anti-dilution protection whereby, upon the issuance (or deemed issuance) of shares of the Company’s common stock at a price below the then-current exercise price of the Private Placement Warrants, subject to specified exceptions, the exercise price of the Private Placement Warrants will be reduced to the effective price of the Company’s common stock so issued (or deemed to be issued). The Private Placement Warrants will expire on April 29, 2016.

At any time beginning six months after the closing of the Private Placement at which the Company is required to register the shares issuable upon exercise of the Private Placement Warrants pursuant to the registration rights agreement entered into in connection with the Private Placement, but such shares may not be freely sold to the public, the Private Placement Warrants may be “cashlessly” exercised by their holders. In such circumstances, the warrant holders may “cashlessly” exercise the Private Placement Warrants by causing the Company to withhold a number of shares of its common stock otherwise issuable upon such exercise having a value, based upon the market price of the Company’s common stock (such market price as defined in the purchase agreement for the Private Placement), equal to the aggregate exercise price associated with such exercise. In other words, in such circumstances, the exercise of the Private Placement Warrants will occur without any cash being paid by the holders of the Private Placement Warrants. Because the shares issuable upon exercise of the Private Placement Warrants are currently available for resale pursuant to effective registration statements filed by the Company with the SEC, the Private Placement Warrants may not be “cashlessly” exercised at this time. The Private Placement Warrants further include a requirement that, from and after the effective date of the Reverse Split, the Company will keep reserved out of the authorized and unissued shares of its common stock sufficient shares to provide for the exercise of the Private Placement Warrants.

Also, pursuant to the purchase agreement for the Private Placement, additional shares of the Company’s common stock and additional warrants may be issued to the investors in the Private Placement in the event that the Company issues securities in a public or private offering or in a series of related offerings, resulting in gross proceeds to the Company of at least $5.0 million, at or below an effective price per share of $12.00 as adjusted for the Reverse Split, subject to further adjustment for stock splits, stock dividends or other reclassifications or combinations of the Company’s common stock. See Series A Convertible preferred stock above for a detailed description of this provision.

The Company’s Private Placement Warrants are accounted for as a liability, in accordance with ASC 480-10-25-14, Distinguishing Liabilities from Equity. ASC 480-10-25-14 states that, if an entity must or could settle an instrument by issuing a variable number of its own shares, and, as in this case, the obligation’s monetary value is based solely or predominantly on variations in the fair value of the company’s equity shares, but moves in the opposite direction, then the obligation to issue shares is to be recorded as a liability at the inception of the arrangement, and is adjusted with subsequent changes in the fair value of the underlying stock. The effect of the change in value of the obligation is reflected as “Other (income) expense” in the Company’s consolidated statement of operations.

The Private Placement Warrants issued with the 18,000 shares of the Company’s preferred stock had an estimated fair value of $2,887,000 at the closing of the Reverse Recapitalization transaction and the Private Placement on April 29, 2011, determined based upon an agreed-upon exercise price of the Private Placement Warrants; the purchase price for (value of) the Company’s preferred stock and Private Placement Warrants, in the aggregate as agreed upon with the investors in the Private Placement; an assessment of an appropriate risk-free interest rate of 2.1%, an anticipated volatility factor of 50.0%, and a zero percent dividend yield, all incorporated into a valuation using the Black-Scholes option pricing model. The Company determined that the five-year Treasury Bond yield was a reasonable assumption for a risk-free rate, and that an appropriate volatility rate would represent the upper end of the range of implied volatility of publicly traded call options of benchmark companies, which reflects the mid-range of their historical volatility. The Company’s past history of not paying dividends and management’s intentions to continue such a dividend policy resulted in a zero dividend yield assumption. The five-year term of the Private Placement Warrants, the stated warrant exercise price of $13.00 per share (as adjusted for the Reverse Split), when the Private Placement Warrants became exercisable, and the Company’s common stock valuation of $10.08 per share (as adjusted for the Reverse Split), when the Private Placement Warrants became exercisable, comprise the balance of the inputs into the Black-Scholes pricing model for the warrant valuation. See Note 7, “Fair value of financial instruments,” for further detail describing the valuation approach for the Private Placement Warrants as of December 31, 2012.

During the year ended December 31, 2012, a portion of the Private Placement Warrants were exercised, resulting in the issuance of 13,750 shares of the Company’s common stock.

Roth warrant

The Company issued to Roth, the Roth Warrant to purchase shares of the Company’s common stock, as compensation for its role as placement agent in connection with the Private Placement. Prior to its exercise in full on September 1, 2011, as described below, the Roth Warrant represented the right to purchase an aggregate of 105,000 shares of the Company’s common stock, at an exercise price of $13.20 per share, subject to further adjustment for non-cash dividends, distributions, stock splits, or other reorganizations or reclassifications of the Company’s common stock. The Roth Warrant was subject to expire on April 29, 2016. At any time following the effectiveness of the Reverse Split, the Roth Warrant could have been “cashlessly” exercised by its holder by causing the Company to withhold a number of shares of its common stock otherwise issuable upon such exercise having a value, based upon the market price of the Company’s common stock (such market price as defined in the Roth Warrant), equal to the aggregate exercise price associated with such exercise. In other words, in such circumstances, the exercise of the Roth Warrant would occur without any cash being paid by the holder of the warrant to the Company. The Roth Warrant included a requirement that the Company reserve a sufficient number of shares of its common stock solely for the purpose of effecting the exercise of the Roth Warrant into shares of the Company’s common stock pursuant to the terms (and subject to the limitations) thereof.

The estimated fair value of the Roth Warrant of $0.4 million as of the consummation of the Private Placement on April 29, 2011 was determined using the same assumptions used to value the Private Placement Warrants described above, and by using the same inputs, but for its specific exercise price of $13.20 per share as adjusted for the Reverse Split. The Roth Warrant was classified as equity and was recorded as an adjustment between the Roth Warrant and the Company’s preferred stock equity. Unlike the Private Placement Warrants, the Roth Warrant did not contain, and was not otherwise subject to, any price-based anti-dilution provisions and could only be settled by the Company with a fixed number of shares of the Company’s common stock (subject to customary adjustments for non-cash dividends, distributions, stock splits or other reorganizations or reclassifications of the Company’s common stock). Under ASC 815-40-25, this lack of price-based anti-dilution provisions was the distinctive attribute as compared to the Private Placement Warrants that required the Roth Warrant to be classified as equity on the Company’s consolidated balance sheets. The valuation of the Company’s preferred stock, common stock and Private Placement Warrants employed the Black-Scholes option pricing model and incorporated the purchase price of the Company’s preferred stock and Private Placement Warrants, including the Roth Warrant, and the Company’s assessment relative to the interest rate, volatility factor, and other inputs utilized in the model. The Roth Warrant represented compensation to Roth for its services in its capacity as placement agent for the Private Placement, and the Roth Warrant’s $0.4 million estimated fair value ($3.80 per share of common stock issuable upon exercise of the Roth Warrant as adjusted for the Reverse Split) was recorded as a reduction of capital from the preferred stock issuance.

In accordance with its terms, on September 1, 2011, Roth “cashlessly” exercised, in full, the Roth Warrant, receiving 62,116 shares of the Company’s common stock on a net basis, with 42,884 of the 105,000 warrant shares issuable upon exercise thereof withheld by the Company in lieu of payment by Roth to the Company of an amount in cash equal to the aggregate exercise price thereof, in accordance with the provisions of the Roth Warrant.

Stock purchase agreement with management stockholder

The Company and Gary S. Winemaster, the Company’s Chief Executive Officer and President, and Chairman of the Board of Directors of the Company, entered into a Stock Purchase Agreement, pursuant to which, on October 31, 2011, the Company purchased from Mr. Winemaster 830,925 shares of Company common stock for $4.25 million, or $5.11 per share. These shares were returned to the Company’s treasury as authorized and issued, but not outstanding, shares of common stock of the Company.

As of December 31, 2012, the 830,925 shares of Company common stock that were repurchased by the Company as described above are available for awards pursuant to the Company’s 2012 Incentive Compensation Plan.

Transaction costs

The transaction costs incurred in connection with the Reverse Recapitalization and the Private Placement consist of cash costs of approximately $5.7 million, and the issuance to Roth, as placement agent for the Private Placement, of the Roth Warrant (with an estimated fair value of approximately $0.4 million). The cash costs consisted of fees to the placement agent in the Private Placement, legal and accounting fees, consulting fees, fees for the repurchase of shares of Format stock from the former sole director and executive officer of Format and termination of his interest in and obligations owed by Format to him, and other expenses associated with the Reverse Recapitalization and Private Placement transactions. The cash transaction costs were required to be allocated between equity (approximately $4.9 million) for the costs allocated to the Company’s preferred stock, plus subsequent registration costs of the Company’s common stock, and operating results (approximately $0.8 million) for the costs allocated to the Private Placement Warrants.

Included in the transaction costs above were costs for filing registration statements with the SEC covering the resale of shares of common stock issued upon conversion of shares of preferred stock and exercise of the Roth Warrant and issuable upon exercise of the Private Placement Warrants, which totaled approximately $0.6 million as of December 31, 2011, and were recorded as a reduction of additional paid-in capital, as the Company was obligated to register all such shares of the Company’s common stock pursuant to the terms of the purchase agreement for the Private Placement.

Shares reserved for specific purposes

As of December 31, 2012 and 2011, 736,252 shares of Company common stock and 750,002 shares of Company common stock, respectively, remained reserved for the exercise of the Private Placement Warrants, in accordance with the terms of the purchase agreement for the Private Placement. The 830,925 shares of Company common stock that were repurchased by the Company, as described above, have been reserved for awards pursuant to the Company’s 2012 Incentive Compensation Plan. Contingently issuable shares, as described below, will be reserved when the conditions for their issuance have been met.

Contingently issuable securities

Pursuant to the purchase agreement for the Private Placement, additional shares of the Company’s common stock and additional warrants may be issued to the investors in the Private Placement in the event that the Company issues securities in a public or private offering or in a series of related offerings resulting in gross proceeds to the Company of at least $5.0 million at or below an effective price per share of $12.00 as adjusted for the Reverse Split, subject to further adjustment for stock splits, stock dividends or other reclassifications or combinations of the Company’s common stock. See “Anti-dilutive potential common shares excluded from the diluted earnings per share computation,” under Note 4 above for a detailed description of this provision. The conditions under which such issuance may occur have not yet occurred as of December 31, 2012, nor were they reasonably certain to occur as of the date of issuance of the consolidated financial statements presented herein.

Registration rights agreement

In connection with the Private Placement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the investors in the Private Placement and Roth Capital Partners, LLC, pursuant to which it agreed to file a registration statement on Form S-1, with the SEC, covering the resale of “Registrable Securities” (as defined below) (which includes the shares of the Company’s common stock that were issuable upon conversion of shares of the Company’s preferred stock originally issued in the Private Placement and shares of the Company’s common stock issuable upon exercise of the Private Placement Warrants and shares of the Company’s common stock that were issuable upon exercise of the Roth Warrant), on or before the date which is 30 days after the closing date of the Private Placement, and to use its commercially reasonable efforts to have such registration statement declared effective by the SEC as soon as practicable. The Company further agreed, within 30 days after it becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, to file a registration statement on Form S-3 covering the Registrable Securities. Pursuant to the Private Placement Registration Rights Agreement, the holders of Registrable Securities are also entitled to certain piggyback registration rights. “Registrable Securities,” as contemplated by the Private Placement Registration Rights Agreement, means certain shares of the Company’s common stock, including those shares that were issuable upon conversion of shares of Company preferred stock issued in the Private Placement and shares of the Company’s common stock issuable upon exercise of the Private Placement Warrants and the shares of the Company’s common stock that were issued upon exercise of the Roth Warrant; provided, that, any such share shall cease to be a Registrable Security upon (A) sale pursuant to the registration statement or Rule 144 under the Securities Act, (B) such share becoming eligible for sale without restriction by the selling securityholder holding such security pursuant to Rule 144 under the Securities Act or (C) such share otherwise becoming eligible for sale without restriction pursuant to Section 4(1) of the Securities Act, provided that, any restrictive legend on any certificate or other instrument representing such shares has been removed or there has been delivered to the transfer agent for such shares irrevocable documentation (including any necessary legal opinion) to the effect that, upon submission by the applicable selling securityholder of the certificate or instrument representing such security, any such restrictive legend shall be removed.

The Company is also obligated to maintain the effectiveness of the registration statement until the earliest of (1) the first date on which all Registrable Securities covered by such registration statement have been sold, (2) the first date on which all Registrable Securities covered by such registration statement may be sold without restriction pursuant to Rule 144 or (3) the first date on which none of the securities included in the registration statement constitute Registrable Securities.

In addition, at any time beginning six months after the closing of the Private Placement at which the Company was required to register the shares issuable upon exercise of the Private Placement Warrants, but such shares may not be freely sold to the public, the warrants may be “cashlessly” exercised by the holders thereof. In such circumstances, the warrant holders may “cashlessly” exercise the Private Placement Warrants by causing the Company to withhold a number of shares of its common stock otherwise issuable upon such exercise having a value, based upon the market price (such market price as defined in the purchase agreement for the Private Placement) of the Company’s common stock, equal to the aggregate exercise price associated with such exercise. In other words, in such circumstances, the exercise of the Private Placement Warrants will occur without any cash being paid by the holders of the Private Placement Warrants to the Company. Because the shares issuable upon exercise of the Private Placement Warrants are currently available for resale pursuant to effective registration statements filed by the Company with the SEC, the Private Placement Warrants may not be “cashlessly” exercised at this time. The Roth Warrant contained a similar cashless exercise feature (and was exercised pursuant thereto), except that the Roth Warrant was not “cashlessly” exercisable by its holder prior to the effectiveness of the Reverse Split.

In connection with the consummation of the Reverse Recapitalization, the Company also entered into a registration rights agreement with the former stockholders of The W Group, pursuant to which it agreed to provide to such persons certain piggyback registration rights with respect to shares of the Company’s capital stock, including shares issuable upon exercise, conversion or exchange of securities, held by such persons at any time on or after the closing of the Reverse Recapitalization. The piggyback registration rights under this Registration Rights Agreement are subject to customary cutbacks and are junior to the piggyback registration rights granted to investors in the Private Placement and to Roth pursuant to the Registration Rights Agreement entered into in connection with the Private Placement.

The Company had a commitment to file a registration statement with the SEC as described above. If a registration statement was not filed with the SEC on or prior to the date which was 30 days after the closing date of the Private Placement, or if (1) a registration statement covering the Registrable Securities was not declared effective by the SEC prior to the earlier of (A) five business days after the SEC informed the Company that no review of such registration statement would be made or that the SEC had no further comments on such registration statement, or (B) the 120th day after the closing of the Private Placement, or (2) after a registration statement had been declared effective by the SEC, sales could not be made pursuant to such registration statement for any reason, but excluding any period for which the use of any prospectus included in a registration statement has been suspended if and so long as certain conditions exist (which period may not be for more than 20 consecutive days or for a total of more than 45 days in any 12-month period), then the Company would have been required to pay amounts representing liquidated damages to each of the investors. Specifically, in any such case the Company would have been required to pay each investor 1.5% of the aggregate amount invested by such investor for each 30-day period (or pro rata for any portion thereof) following the date by which such registration statement should have been filed with the SEC or been declared effective, or was unavailable, as applicable. Thus, liquidated damages to investors could have amounted to approximately $0.3 million every 30 days. The terms of the Registration Rights Agreement did not specify a maximum potential amount of liquidated damages and settlement alternatives were not provided. As the payment of liquidated damages did not appear probable at inception of the Private Placement, and remained so as of the date that any subsequent financial statements were issued, the Company did not record any contingent liability as an allocation of the gross proceeds from the Private Placement, nor subsequently, as an expense in accordance with ASC 450-20, Loss Contingencies. A registration statement covering the Registrable Securities was declared effective on August 26, 2011 by the SEC, which resolved the contingency regarding the registration statement being declared effective.

Commitments and contingencies	12 Months Ended
Dec. 31, 2012
Commitments and contingencies

14. Commitments and contingencies

The Registration Rights Agreement provided that the initial registration statement that the Company filed to cover Registrable Securities need not cover the shares of the Company’s common stock that were not issuable upon conversion of the Company’s preferred stock or exercise of the Private Placement Warrants and the Roth Warrant prior to the Reverse Split if the Company was to determine (upon advice of counsel), or was to be advised by the SEC, that those shares may not be covered by that initial registration statement. As a result, the initial registration statement covered only the shares that were issuable upon conversion of the preferred stock prior to the Reverse Split (in other words, the shares that were issuable upon conversion of the preferred stock giving effect to the pre-Reverse Split limitation on conversion) and did not cover any of the shares issuable upon exercise of the Private Placement Warrants or any of the shares that were issuable upon exercise of the Roth Warrant. Under the Registration Rights Agreement, upon the date that was two days after the Company’s stockholders approved the Migratory Merger and the Reverse Split, the Company was obligated to file a registration statement covering all of the remaining shares that were issuable upon conversion of the preferred stock and all of the shares issuable upon exercise of the warrants issued in the Private Placement and all of the shares that were issuable upon exercise of the warrants issued to Roth. The Registration Rights Agreement provided that if a registration statement covering those initial shares was not filed with the SEC on or prior to the date which was five business days after the date which was two business days after the Company’s stockholders approved the Migratory Merger and the Reverse Split or if (1) a registration statement covering those additional shares was not declared effective by the SEC prior to the earlier of (A) five business days after the SEC informed the Company that no review of such registration statement would be made or that the SEC had no further comments on such registration statement, or (B) the 120th day after the deadline for the Company’s filing of that registration statement, or (2) after such registration statement has been declared effective by the SEC, sales cannot be made pursuant to such registration statement for any reason, but excluding any period for which the use of any prospectus included in a registration statement has been suspended if and so long as certain conditions exist (which period may not be for more than 20 consecutive days or for a total of more than 45 days in any 12-month period), then the Company is required to pay amounts representing liquidated damages to each of the investors, on the same basis as the liquidated damages the Company could have been required to pay in connection with the initial registration statement. A registration statement covering the remaining Registrable Securities was declared effective on September 13, 2011 by the SEC, which resolved the contingency regarding the registration statement being declared effective.

The Company is involved in various legal proceedings arising in the normal course of doing business. The Company is required to record a provision for a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated; however, based upon a review of information currently available to the Company regarding the potential impact of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to the legal proceedings in which the Company is currently involved the resolution of the legal proceedings in which the Company is currently involved, either individually or in the aggregate, is not expected to have a material effect on the Company’s consolidated results of operations, financial condition or cash flows.

Description of the company and summary of significant accounting policies (Policies)	12 Months Ended
Dec. 31, 2012
Basis of presentation

Basis of presentation

The consolidated financial statements of Power Solutions International, Inc. present information in accordance with generally accepted accounting principles in the U.S. (“GAAP”) and have been prepared pursuant to the rules and regulations of the SEC and in the opinion of management present fairly the consolidated financial position, results of operations and cash flows of the Company, The W Group and its wholly-owned subsidiaries for the periods presented, including retroactive restatement to reflect the 1-for-32 Reverse Split approved by the stockholders in their vote on the Migratory Merger and Reverse Split which were effective August 26, 2011 (and described below in Note 3, “Reverse recapitalization of The W Group, private placement, reverse split and migratory merger”), as required in accordance with SEC Staff Accounting Bulletin (SAB) Topic 4C Equity Accounts — Change in Capital Structure, and Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 260, Earnings Per Share. Accordingly, the consolidated balance sheets presented herein reflect a reduction in the aggregate dollar value of common shares issued and outstanding, with a corresponding increase reflected in additional paid-in capital of approximately $10,000, as detailed in Note 13, “Stockholders’ equity.” Total authorized shares were unchanged by the Reverse Split. The consummation of the Migratory Merger and Reverse Split, effective on August 26, 2011, also triggered the automatic conversion of the shares of the Company’s preferred stock to the Company’s common stock. In accordance with ASC 260, the conversion of the Company’s preferred stock is presented prospectively from August 26, 2011, in the Company’s results as of and for the year ended December 31, 2011, resulting in a $9.7 million increase in additional paid in capital and elimination of the Series A Convertible Preferred Stock in the Company’s consolidated balance sheet as of December 31, 2011, also detailed in Note 13, “Stockholders’ equity.” Earnings per share is calculated based upon the weighted average shares which reflect the conversion of the preferred shares to shares of the Company’s common stock effective August 26, 2011, as restated for the Reverse Split.

Principles of consolidation

Principles of consolidation

The consolidated financial statements include the accounts of The W Group, Inc., a wholly-owned subsidiary of Power Solutions International, Inc., and its wholly-owned subsidiaries, Power Production, Inc., Power Great Lakes, Inc., Power Solutions, Inc., Power Global Solutions, Inc., Auto Manufacturing, Inc., Torque Power Source Parts, Inc., XISync, LLC, PSI International, LLC, and Power Properties, L.L.C. Collectively, these entities produce and distribute off-highway industrial engines and provide aftermarket support for the industrial engine market. All significant intercompany balances and transactions have been eliminated in the consolidation.

Use of estimates

Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates.

Revenue recognition

Revenue recognition

The Company recognizes revenue at the time title and risk of loss of inventory passes to the customer, which is typically upon shipment of goods. In certain cases, at the request and for the convenience of the customer, revenue is recognized upon billing for goods which are not immediately shipped, otherwise known as a “bill and hold” arrangement. In these cases, revenue is recognized under the same terms and conditions as any other sale, except that the products are held by the Company until the customer initiates the shipment of the product from the Company’s warehouses. Transfer of the title and risk of loss pass to the customer, and there are no future performance obligations, at the time the bill and hold sale is recognized. Any product that has been sold under a bill and hold arrangement is segregated from the Company’s owned inventory. As of December 31, 2010, the Company had $1,742,000 of undelivered product, of which $391,000 was unpaid, and such product was shipped and the unpaid balance collected during 2011. The Company did not enter into any bill and hold arrangements during 2011 or 2012.

The Company classifies shipping and handling charges billed to customers as revenue. Shipping and handling costs paid to others are classified as a component of cost of sales when incurred.

Inventories, net

Inventories, net

Inventories consist primarily of engines and parts. Engines are valued at the lower of cost plus estimated freight-in, as determined by specific serial number identification, or market value. Parts are valued at the lower of cost (first-in, first out) or market value. The Company writes down inventory for an estimated amount equal to the difference between the cost of the inventory and the estimated realizable value. Additionally, an inventory reserve is provided for based upon the Company’s estimation of future demand for the quantity of inventory on hand. In determining an estimate of future demand, multiple factors are taken into consideration including (i) customer purchase orders and customer forecasted demand; (ii) historical sales/usage for each inventory item; and (iii) utilization within a current or anticipated future power system.

The components of inventory as of December 31, were as follows:

	2012	2011
Raw materials	$36,006	$29,128
Finished goods	3,962	4,265

Total	$39,968	$33,393

Accounts receivable and allowance for doubtful accounts

Accounts receivable and allowance for doubtful accounts

Accounts receivable are due under normal trade terms generally requiring payment within 30 to 45 days from the invoice date. A limited number of customers have terms which may extend up to 150 days from the invoice date. The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of the amounts that will not be collected. Management specifically reviews all past due accounts receivable balances and, based on historical experience and an assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected.

The activity in the Company’s allowance for doubtful accounts as of December 31, was as follows:

	2012	2011
Balance at beginning of year	$140	$340
(Reduction of) charged to expense	(72)	69
(Write-offs), net of recoveries	2	(269)

Balance at end of year	$70	$140

Cash overdrafts

Cash overdrafts

Prior to its March 20, 2012 amendment, the Company’s loan and security agreement with Harris N.A. (now known as BMO Harris Bank, N.A (“BMO Bank”)) (“Harris Agreement”), required that cash received be applied against the Company’s revolving line of credit. Accordingly, the Company did not maintain cash on its consolidated balance sheet, but instead funded its operations through borrowings under its revolving line of credit. Under the Company’s previous cash management system, cash overdraft balances existed for the Company’s primary disbursement accounts and such cash overdraft balances are classified within accounts payable on the Company’s consolidated balance sheet. These overdrafts represent uncleared checks in excess of cash balances in the related bank accounts. As further described in Note 8, “Revolving line of credit,” the Harris Agreement was amended effective March 20, 2012 (the Harris Agreement, as so amended, the “Amended Agreement”), and among other changes, cash balances are no longer automatically swept by BMO Bank and applied against the revolving line of credit. Under ASC 470-10-45, Debt, the elimination of the automatic sweeping of the Company’s cash and application of such cash against the revolving line of credit resulted in a change in the presentation of the revolving line of credit from a current liability to a long-term obligation on the Company’s consolidated balance sheet. Accordingly, the Company has presented the revolving line of credit as a long-term obligation on its consolidated balance sheet subsequent to March 20, 2012, the effective date of the Amended Agreement.

Related party transactions

Related party transactions

During the years ended December 31, 2012, 2011 and 2010, the Company incurred fees for tax return and other consulting services with a professional services firm that is affiliated with a stockholder and member of the board of directors. Fees incurred during 2012, 2011 and 2010, were $ 125,000, $156,000 and $123,000, respectively.

Warranty costs

Warranty costs

The Company offers a standard limited warranty on the workmanship of its products that in most cases covers defects for a period of (i) one year from the date of shipment or (ii) six months from the date products are placed into service, whichever occurs first. Warranties for certified emission products are mandated by the Environmental Protection Agency (“EPA”) and/or the California Air Resources Board (“CARB”) and are longer than the Company’s standard warranty on certain emission related products. The Company’s products also carry limited warranties from suppliers. Costs related to supplier warranty claims are borne by the supplier; the Company’s warranties apply only to the modifications made to supplier base products. The Company’s management estimates and records a liability, and related charge to income, for the warranty program at the time products are sold to customers. Estimates are based on historical experience and reflect management’s best estimates of expected costs at the time products are sold. The Company makes adjustments to estimates in the period in which it is determined that actual costs may differ from initial or previous estimates.

The activity in the Company’s warranty accrual as of December 31, was as follows:

	2012	2011
Balance at beginning of year	$803	$277
Charged to expense	148	697
Payments	(261)	(171)

Balance at end of year	$690	$803

Private placement warrants

Private placement warrants

The Company’s private placement warrants are accounted for as a liability, in accordance with ASC 480-10-25-14, Distinguishing Liabilities from Equity. ASC 480-10-25-14 states that, if an entity must or could settle an instrument by issuing a variable number of its own shares, and, as in this case, the obligation’s monetary value is based solely or predominantly on variations in the fair value of the company’s equity shares, but moves in the opposite direction, then the obligation to issue shares is to be recorded as a liability at the inception of the arrangement, and is adjusted with subsequent changes in the fair value of the underlying stock. The effect of the change in value of the obligation is reflected as “Other (income) expense” in the Company’s consolidated statements of operations. See Note 7, “Fair value of financial instruments,” for detail describing the valuation approach for the Private Placement Warrants.

Research & development and engineering costs

Research & development and engineering costs

The Company expenses research & development and engineering costs when incurred. Research & development costs classified within research & development and engineering expenses in the consolidated statements of operations, consist primarily of wages and materials related to engineering work and approximated $6.8 million, $4.0 million and $3.0 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Concentrations

Concentrations

The Company maintains cash balances in various accounts at one financial institution in the Midwest. Interest-bearing accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 per institution and per depositor. In addition, FDIC insurance on noninterest-bearing accounts is unlimited through December 31, 2012. At December 31, 2012 and 2011, the Company had no uninsured cash balances.

The Company is exposed to potential credit risks associated with its accounts receivable. The Company performs ongoing credit evaluations of its customers and generally does not require collateral on its accounts receivable. For certain non-U.S. trade receivables, the Company obtains trade credit insurance or requires letters of credit for those non-U.S. accounts for which trade credit insurance is not available or is insufficient. The Company has not experienced significant credit-related losses to date.

One customer (“Customer A”) individually accounted for more than 10% of the Company’s sales during one or more years from 2010 through 2012 and represented 16%, 15% and 19% of consolidated net sales in 2012, 2011, and 2010, respectively.

Three customers (“Customer A” referred to above, and “Customer B” and “Customer C”) individually accounted for more than 10% of consolidated accounts receivable at December 31, 2012. Two customers (“Customer A” referred to above, and “Customer C”) individually accounted for more than 10% of consolidated accounts receivable at December 31, 2011. At December 31, 2012 and 2011, Customer A represented 15% and 12% of consolidated accounts receivable, respectively. At December 31, 2012, Customer B represented 18% of consolidated accounts receivable. At December 31, 2012 and 2011, Customer C represented 11% and 13% of consolidated accounts receivable, respectively.

Two vendors (“Vendor A” and “Vendor B”) individually accounted for more than 10% of the Company’s purchases during one or more years from 2010 through 2012. Vendor A accounted for 30%, 37% and 31% of the Company’s purchases in 2012, 2011 and 2010, respectively. Vendor B accounted for 16% of the Company’s purchases in 2012 and 2010 and less than 10% of the Company’s purchases in 2011.

Equity-based compensation

Equity-based compensation

The Company accounts for equity-based compensation expense for awards granted to employees for service over the service period based on the grant date fair value. The Stock Appreciation Rights (“SAR”) granted is accounted for as equity, in accordance with ASC 718, Compensation — Stock Compensation.

Fair value of financial instruments

Fair value of financial instruments

The Company’s financial instruments include accounts receivable, accounts payable, revolving line of credit, notes payable and private placement warrants. The carrying amounts of accounts receivable and accounts payable approximate fair value because of their short-term nature. The carrying value of the revolving line of credit and notes payable approximate fair value because the interest rates fluctuate with market interest rates or the fixed rates are based on current rates offered to the Company for debt with similar terms and maturities. Based upon the Company’s current credit agreement with BMO Bank, using the Company’s balances and interest rates as of December 31, 2012, and holding other variables constant, a 10% increase in the interest rates for the next 12 month period charged by BMO Bank to the Company would have decreased the Company’s pre-tax earnings and cash flow by less than $100,000. The fair value of the private placement warrants is described below in Note 7, “Fair value of financial instruments.”

Self-funded insurance

Self-funded insurance

The Company is self-insured for certain costs of its employee health insurance plan, although the Company obtains third-party insurance coverage to limit its exposure. The Company maintains a stop-loss insurance policy with individual and aggregate stop-loss coverage.

Income taxes

Income taxes

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company records net deferred tax assets to the extent it believes these assets will more likely than not be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. As of December 31, 2012 and 2011, the Company had not recorded a tax asset valuation allowance.

The Company records uncertain tax positions in accordance with ASC 740, Income Taxes, on the basis of a two-step process whereby (1) it determines whether it is more likely than not that the tax positions will be sustained based on the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is greater than 50 percent likely to be realized upon ultimate settlement with the related tax authority. As of December 31, 2012 and 2011, the Company had not recorded any tax benefit or tax liability for uncertain tax positions.

Business Combinations	In accordance with ASC 805, Business Combinations , The W Group was considered the accounting acquiror in the reverse acquisition.
Earnings Per Share	The Company computes earnings per share by applying the guidance stated in ASC 260, Earnings per Share, to determine the net income available per share of its common stock.
Distinguishing Liabilities from Equity	The Company analyzes financial instruments with features of both liabilities and equity under ASC 480, Distinguishing Liabilities from Equity
Derivatives and Hedging	ASC 480, Distinguishing Liabilities from Equity and ASC 815, Derivatives and Hedging.

Description of the company and summary of significant accounting policies (Tables)	12 Months Ended
Dec. 31, 2012
Components of Inventory	The components of inventory as of December 31, were as follows:

	2012	2011
Raw materials	$36,006	$29,128
Finished goods	3,962	4,265

Total	$39,968	$33,393

Activity in Company's Allowance for Doubtful Accounts

The activity in the Company’s allowance for doubtful accounts as of December 31, was as follows:

	2012	2011
Balance at beginning of year	$140	$340
(Reduction of) charged to expense	(72)	69
(Write-offs), net of recoveries	2	(269)

Balance at end of year	$70	$140

Schedule of Company's Warranty Accrual

The activity in the Company’s warranty accrual as of December 31, was as follows:

	2012	2011
Balance at beginning of year	$803	$277
Charged to expense	148	697
Payments	(261)	(171)

Balance at end of year	$690	$803

Property, plant and equipment, net (Tables)	12 Months Ended
Dec. 31, 2012
Components of Property, Plant and Equipment

The components of property, plant and equipment as of December 31, were as follows:

	2012	2011
Land	$260	$260
Building and improvements	3,882	1,975
Office furniture and equipment	2,172	2,899
Tooling and equipment	5,505	3,775
Transportation equipment	223	223
Construction in progress	594	607

Property, plant and equipment, at cost	12,636	9,739
Accumulated depreciation	(5,491)	(6,128)

Property, plant and equipment, net	$7,145	$3,611

Estimated Useful Lives by Major Asset Category

Estimated useful lives by major asset category are as follows:

Life (in years)
Buildings	39
Leasehold improvements	8 – 10
Office furniture and equipment	8
Tooling and equipment	3 – 8
Transportation equipment	5

Fair value of financial instruments (Tables)	12 Months Ended
Dec. 31, 2012
Financial Liability Measured at Fair Value on Recurring Basis

The following table summarizes fair value measurements by level as of December 31, 2012, for the Company’s level 3 financial liability measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3
Private placement warrants liability			$3,666

The following table summarizes fair value measurements by level as of December 31, 2011, for the Company’s level 3 financial liability measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3
Private placement warrants liability			$3,270

Summary of Change in Estimated Fair Value of Company's Level 3 Financial Instrument

The following table summarizes the change in the estimated fair value of the Company’s Level 3 financial instrument for the year ended December 31, 2012:

Balance at December 31, 2011	$3,270
Change in the value of private placement warrants liability	448
Change due to exercise of private placement warrants	(52)

Balance at December 31, 2012	$3,666

The following table summarizes the change in the estimated fair value of the Company’s Level 3 financial instrument for the year ended December 31, 2011:

Balance at December 31, 2010	$—
Private placement warrants issued	2,888
Change in the value of private placement warrants	382

Balance at December 31, 2011	$3,270

Leases (Tables)	12 Months Ended
Dec. 31, 2012
Future Minimum Lease Payments Due Under Operating Leases	The future minimum lease payments due under operating leases as of December 31, 2012, were as follows:

2013	$2,336
2014	2,150
2015	2,109
2016	2,072
2017	1,875
Thereafter	990

$11,532

Income taxes (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Expense (Benefit) for Income Tax

The expense (benefit) for income taxes for the years ended December 31, was as follows:

	2012	2011	2010
Current tax expense
Federal	$3,806	$2,816	$418
State	1,053	827	107

	4,859	3,643	525

Deferred tax expense (benefit)
Federal	(542)	(809)	(112)
State	(174)	(61)	(47)

	(716)	(870)	(159)

Total tax expense	$4,143	$2,773	$366

Summary of Company's Effective Tax Rate on Income From Continuing Operations and Statutory Tax Rate

The reconciliation between the Company’s effective tax rate on income from continuing operations and the statutory tax rate for the years ended December 31, was as follows:

	2012		2011		2010
	Amount	Percent	Amount	Percent	Amount	Percent
Income tax expense at federal statutory rate	$3,687	34.0%	$2,324	34.0%	$658	34.0%
State income tax, net of federal benefit	581	5.4	506	7.4	76	3.9
Non-deductible transaction expenses	—	—	259	3.8	—	—
Non-deductible private placement warrant expense	152	1.4	130	1.9	—	—
Domestic production activity	(221)	(2.0)	(216)	(3.1)	51	2.6
Research tax credits	(44)	(0.4)	(240)	(3.5)	(260)	(13.4)
Other, net	(12)	(0.2)	10	0.1	(159)	(8.2)

Income tax expense	$4,143	38.2%	$2,773	40.6%	$366	18.9%

Summary of Components of Net Deferred Tax Asset or Liability

Components of the net deferred tax asset or liability consisted of the following as of December 31:

	2012	2011
Allowances and bad debts	$184	$188
Accrued warranty	276	329
Accrued legal fees	—	124
Accrued wages and benefits	331	570
Inventory	862	484
Deferred revenue	512	81
Other	11	38

Total current deferred tax assets	2,176	1,814

Tax depreciation in excess of book	(371)	(490)
Stock compensation	192	—
Other	43	—

Total deferred tax liabilities	(136)	(490)

Net deferred tax assets	$2,040	$1,324

Description of company and summary of significant accounting policies - Additional Information (Detail) (USD $)	1 Months Ended	12 Months Ended
	Aug. 26, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 29, 2011
Description Of Business And Significant Accounting Policies [Line Items]
Goodwill or intangible assets on reverse acquisition					$ 0
Reverse stock split ratio	32
Increase in additional paid in capital reduction in common shares	10,000
Increase in additional paid in capital	9,700,000
Balance unpaid on undelivered product				391,000
Revenue recognized for undelivered products				1,742,000
Research & development and engineering expenses		6,800,000	4,000,000	3,000,000
Professional fees incurred		125,000	156,000	123,000
Interest-bearing accounts insured		250,000
Uninsured cash balances		0	0
Interest rates on debt		10.00%
Tax asset valuation allowance		0	0
Tax benefit or tax liability for uncertain tax positions		4,143,000	2,773,000	366,000
Vendor A [Member]
Description Of Business And Significant Accounting Policies [Line Items]
Purchases accounted		30.00%	37.00%	31.00%
Vendor B [Member]
Description Of Business And Significant Accounting Policies [Line Items]
Purchases accounted		16.00%	10.00%	16.00%
Significant Customers [Member]
Description Of Business And Significant Accounting Policies [Line Items]
Invoice date		150
Customer A [Member]
Description Of Business And Significant Accounting Policies [Line Items]
Consolidated net sales, percentage		16.00%	15.00%	19.00%
Consolidated accounts receivable		15.00%	12.00%
Customer B [Member]
Description Of Business And Significant Accounting Policies [Line Items]
Consolidated accounts receivable		18.00%
Customer C [Member]
Description Of Business And Significant Accounting Policies [Line Items]
Consolidated accounts receivable		11.00%	13.00%
Minimum [Member]
Description Of Business And Significant Accounting Policies [Line Items]
Invoice date		30
Consolidated accounts receivable		10.00%	10.00%
Maximum [Member]
Description Of Business And Significant Accounting Policies [Line Items]
Invoice date		45
Decreased in pre-tax earnings and cash flow		$ 100,000

Description of company and summary of significant accounting policies - Components of Inventory (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule Of Inventory [Line Items]
Raw materials	$ 36,006	$ 29,128
Finished goods	3,962	4,265
Total	$ 39,968	$ 33,393

Description of company and summary of significant accounting policies - Activity in Company's Allowance for Doubtful Accounts (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Allowance For Doubtful Accounts Receivable [Line Items]
Balance at beginning of year	$ 140	$ 340
(Reduction of) charged to expense	(72)	69
(Write-offs), net of recoveries	2	(269)
Balance at end of year	$ 70	$ 140

Description of company and summary of significant accounting policies - Schedule of Company's Warranty Accrual (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Product Warranty Liability [Line Items]
Balance at beginning of year	$ 803	$ 277
Charged to expense	148	697
Payments	(261)	(171)
Balance at end of year	$ 690	$ 803

Reverse recapitalization of W Group, private placement, reverse split and migratory merger - Additional Information (Detail) (USD $)	1 Months Ended				12 Months Ended	1 Months Ended
	Apr. 29, 2011	Dec. 31, 2012	Dec. 31, 2011	Aug. 26, 2011	Dec. 31, 2012 Private Placement Warrants [Member]	Apr. 29, 2011 Reverse acquisition transaction [Member] Shareholder
Business Acquisition [Line Items]
Common stock shares, outstanding	10,000,000	9,078,287	9,064,537
Series A convertible preferred stock, shares issued		0	0			95,960.90289
Number of stockholders						3
Assets prior to reverse acquisition transaction, net book value	$ 5,000
Aggregate sale of shares	18,000
Aggregate purchase of shares		9,909,212	9,895,462			24,000,007
Amount of common stock that Preferred stock issued could be converted to	48,000,007
Proceeds before transaction fees	18,000,000
Costs and expenses	5,100,000
Shares issued for warrants exercised					13,750
Shares issuable upon exercise	3,360,000
Reverse stock split ratio				32
Conversion of preferred stock into common stock, value				$ 1,000

Earnings per share - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended	12 Months Ended				12 Months Ended
	Aug. 26, 2011	Dec. 31, 2012	Sep. 01, 2011	Sep. 30, 2012 Roth Warrant [Member]	Sep. 01, 2011 Roth Warrant [Member]	Dec. 31, 2012 Private Placement Warrants [Member]	Dec. 31, 2012 Reverse Split [Member]
Class of Warrant or Right [Line Items]
Conversion price for the preferred stock	$ 12	$ 12
Commitment public underwritten offering of equity securities closing days	180 days
Equity securities resulting in gross proceeds	$ 15
Gross proceeds		$ 5
Effective price per share	12
Shares of its common stock issued pursuant to additional shares		50.00%
Anti-dilutive potential common shares		736,252
Exercise price per share		$ 13					$ 13
Strike price of dilutive common shares for SAR		$ 22.07
Average closing market price of common stock excluded from diluted earning per share		$ 15.51
Shares of common stock issuable upon exercise of the Roth Warrant			105,000	62,116	62,116
Shares issued for warrants exercised						13,750

Property, plant and equipment, net - Components of Property, Plant and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Land	$ 260	$ 260
Building and improvements	3,882	1,975
Office furniture and equipment	2,172	2,899
Tooling and equipment	5,505	3,775
Transportation equipment	223	223
Construction in progress	594	607
Property, plant and equipment, at cost	12,636	9,739
Accumulated depreciation	(5,491)	(6,128)
Property, plant and equipment, net	$ 7,145	$ 3,611

Property, plant and equipment, net - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Interest Cost Capitalized And Depreciation And Amortization Expenses For Property, Plant and Equipment [Line Items]
Depreciation expense	$ 1,074,000	$ 785,000	$ 988,000

Property, Plant and Equipment, Net - Estimated Useful Lives by Major Asset Category (Detail)	12 Months Ended
Dec. 31, 2012
Buildings [Member]
Interest Cost Capitalized And Depreciation And Amortization Expenses For Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	39 years
Office furniture and equipment [Member]
Interest Cost Capitalized And Depreciation And Amortization Expenses For Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	8 years
Transportation equipment [Member]
Interest Cost Capitalized And Depreciation And Amortization Expenses For Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	5 years
Minimum [Member] | Leasehold improvements [Member]
Interest Cost Capitalized And Depreciation And Amortization Expenses For Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	8 years
Minimum [Member] | Tooling and equipment [Member]
Interest Cost Capitalized And Depreciation And Amortization Expenses For Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	3 years
Maximum [Member] | Leasehold improvements [Member]
Interest Cost Capitalized And Depreciation And Amortization Expenses For Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	10 years
Maximum [Member] | Tooling and equipment [Member]
Interest Cost Capitalized And Depreciation And Amortization Expenses For Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life	8 years

Fair value of financial instruments - Additional Information (Detail) (USD $)	1 Months Ended	12 Months Ended			12 Months Ended		1 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Aug. 26, 2011	Dec. 31, 2012 Black Scholes [Member]	Dec. 31, 2011 Black Scholes [Member]	Apr. 29, 2011 Private Placement [Member]	Dec. 31, 2012 Private Placement [Member]	Dec. 31, 2011 Private Placement [Member]	Dec. 31, 2011 Private Placement [Member] Reverse Split [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Aggregate exercise price									$ 127,600,000
Exercise price per share				12		13				13
Warrants contractual term					3 years 3 months 29 days				4 years 3 months 29 days
Risk-free interest rate	0.92%				0.42%				0.60%
Anticipated volatility factor and zero dividend yield		55.00%					50.00%		60.00%
Estimated market value for the company's common stock per share		$ 16.18	$ 9.55
Volatility factor					45.00%
Dividend yield		0			0
Discounted valuation of warrant					15.00%
Estimated change in private placement warrant's recorded liability								$ 400,000
Percentage change in enterprise value					10.00%

Fair value of financial instruments - Financial Liability Measured at Fair Value on Recurring Basis (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Private placement warrants liability
Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Private placement warrants liability
Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Private placement warrants liability	$ 3,666	$ 3,270

Fair value of financial instruments - Summary of Change in Estimated Fair Value of Company's Level 3 Financial Instrument (Detail) (Level 3 [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Balance at December 31	$ 3,666	$ 3,270
Private Placement [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Balance at December 31	3,270
Private placement warrants issued		2,888
Change in the value of private placement warrants	448	382
Change due to exercise of private placement warrants	(52)
Balance at December 31	$ 3,666	$ 3,270

Revolving line of credit - Additional Information (Detail) (USD $)	12 Months Ended							1 Months Ended		12 Months Ended			12 Months Ended
	Dec. 31, 2012	Mar. 20, 2012	Dec. 31, 2011	Dec. 31, 2012 Minimum [Member]	Mar. 20, 2012 Minimum [Member]	Dec. 31, 2012 Maximum [Member]	Mar. 20, 2012 Maximum [Member]	Mar. 20, 2012 Bank's prime rate [Member] Minimum [Member]	Mar. 20, 2012 Bank's prime rate [Member] Maximum [Member]	Dec. 31, 2012 Pre Amended Plan [Member]	Mar. 20, 2012 Pre Amended Plan [Member]	Dec. 31, 2012 Amended Plan [Member]	Dec. 31, 2012 Amended Plan [Member] Maximum [Member]
Line of Credit Facility [Line Items]
Agreement provides for borrowings under a revolving line of credit		$ 35,000,000									$ 35,000,000	$ 50,000,000
Revolving line of credit, scheduled maturity date	Apr 29, 2014
Line of credit, interest at LIBOR				1.75%	2.00%	2.25%	2.50%
Applicable margin, during the period								0.00%	0.50%
Percentage of revolving unused line fee	0.25%
Liquidity Threshold		7,500,000
Percent of total credit facility		12.50%
Consecutive days of liquidity threshold	60 days
Revolving line of credit, extended maturity date	Mar 20, 2017
Maximum annual capital expenditures										4,000,000			8,000,000
Investment in joint ventures										500,000		2,000,000
Aggregate amount of acquisition as per amended Harris agreement	2,000,000
Line of Credit bears interest at BMO Bank's prime rate	3.25%		3.25%
Outstanding borrowings under its revolving line of credit	5,900,000		4,700,000
Remaining outstanding balance	25,000,000		15,000,000
Percentage of applicable margin interest rate	1.96%		2.29%
Unused and available line of credit balance	$ 19,100,000		$ 15,300,000

Leases - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property Subject to or Available for Operating Lease [Line Items]
Rent expense under operating lease	$ 2.5	$ 1.7	$ 1.4

Leases - Future Minimum Lease Payments Due Under Operating Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Operating Leased Assets [Line Items]
2013	$ 2,336
2014	2,150
2015	2,109
2016	2,072
2017	1,875
Thereafter	990
Total Operating Lease	$ 11,532

2012 Incentive compensation plan - Additional Information (Detail) (USD $)	1 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2012 Y	Jun. 06, 2012	Dec. 31, 2011
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Common stock repurchased by the company, shares		830,925		830,925
Number of shares granted under SAR Award Agreement			543,872
Common stock, market value per share		$ 22.07
Valuation dates of common stock under SAR award agreement, description		Commence after May 30, 2012 and prior to May 30, 2022
SAR award expiration period from grant date		10
Expected term		6 years
Risk-free interest rate	0.92%
Dividend yield		$ 0
Anticipated volatility factor and zero dividend yield		55.00%
Discount on valuation of trading activity			15.00%
Resulting fair value of each SAR per share		$ 3.31
Service period		1 year 9 months 11 days
Expenses for the SAR granted		500,000
Total unrecognized compensation cost		$ 1,300,000
Expected period of recognition of cost		3 years
Stock Appreciation Rights (SARs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Common stock repurchased by the company, shares		830,925

Income taxes - Summary of Expense (Benefit) for Income Tax (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current tax expense
Federal	$ 3,806	$ 2,816	$ 418
State	1,053	827	107
Current tax expense, Gross	4,859	3,643	525
Deferred tax expense (benefit)
Federal	(542)	(809)	(112)
State	(174)	(61)	(47)
Deferred tax expense (benefit), Gross	(716)	(870)	(159)
Total tax expense	$ 4,143	$ 2,773	$ 366

Income taxes - Summary of Company's Effective Tax Rate on Income From Continuing Operations and Statutory Tax Rate (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Effective Income Tax Rate Continuing Operations Tax Rate Reconciliation [Line Items]
Income tax expense at federal statutory rate	$ 3,687	$ 2,324	$ 658
State income tax, net of federal benefit	581	506	76
Non-deductible transaction expenses		259
Non-deductible private placement warrant expense	152	130
Domestic production activity	(221)	(216)	51
Research tax credits	(44)	(240)	(260)
Other, net	(12)	10	(159)
Income tax expense	$ 4,143	$ 2,773	$ 366
Income tax expense at federal statutory rate	34.00%	34.00%	34.00%
State income tax, net of federal benefit	5.40%	7.40%	3.90%
Non-deductible transaction expenses		3.80%
Non-deductible private placement warrant expense	1.40%	1.90%
Domestic production activity	(2.00%)	(3.10%)	2.60%
Research tax credits	(0.40%)	(3.50%)	(13.40%)
Other, net	(0.20%)	0.10%	(8.20%)
Income tax expense	38.20%	40.60%	18.90%

Income taxes - Summary of Components of Net Deferred Tax Asset or Liability (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred Income Taxes Assets And Liabilities Net [Line Items]
Allowances and bad debts	$ 184	$ 188
Accrued warranty	276	329
Accrued legal fees		124
Accrued wages and benefits	331	570
Inventory	862	484
Deferred revenue	512	81
Other	11	38
Total current deferred tax assets	2,176	1,814
Tax depreciation in excess of book	(371)	(490)
Stock compensation	192
Other	43
Total deferred tax liabilities	(136)	(490)
Net deferred tax assets	$ 2,040	$ 1,324

Income taxes - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred Income Taxes Assets And Liabilities Net [Line Items]
Accrued for interest or penalties	$ 0	$ 0
Liability for uncertain tax positions	0	0
Effective tax rate	38.20%	40.60%	18.90%
Tax credit carryforward expiration period	20 years
Federal research tax credit		$ 240,000

Stockholders' equity - Additional Information (Detail) (USD $)	1 Months Ended		12 Months Ended							12 Months Ended	1 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended						1 Months Ended
	Aug. 26, 2011	Apr. 29, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Aug. 26, 2012	Sep. 01, 2011	Dec. 31, 2010 Before Reverse Stock Split [Member]	Apr. 29, 2011 Before Reverse Stock Split [Member] Format Inc [Member]	Dec. 31, 2010 After Reverse Stock Split [Member]	Apr. 29, 2011 After Reverse Stock Split [Member] Format Inc [Member]	Dec. 31, 2011 Stock Purchase Agreement [Member]	Dec. 31, 2012 Stock Purchase Agreement [Member]	Apr. 29, 2011 Private Placement [Member]	Dec. 31, 2012 Private Placement [Member]	Dec. 31, 2011 Private Placement [Member]	Dec. 31, 2012 Roth Warrant [Member]	Sep. 30, 2012 Roth Warrant [Member]	Sep. 01, 2011 Roth Warrant [Member]	Aug. 26, 2011 Roth Warrant [Member]	Apr. 29, 2011 Roth Warrant [Member] After Reverse Stock Split [Member]	Apr. 29, 2011 Private Placement Warrants [Member]	Dec. 31, 2012 Private Placement Warrants [Member]
Sale Of Stock [Line Items]
Changes in aggregate value of common stock issued and outstanding	$ 10,000				$ 10,000
Number of common shares outstanding		10,000,000	9,078,287	9,064,537				10,000,000	770,083
Common stock, number of shares issued after Reverse Split	9,496,753									312,500	24,093										105,000
Common stock, shares issued			9,909,212	9,895,462															62,116		3,360,000
Number of preferred stock converted																				113,961
Preferred stock conversion price per share	$ 12		$ 12
Additional paid in capital	9,700,000		10,862,000	10,154,000
Amount of preferred stock converted into common stock			1,000			10,000
Common stock, shares authorized			50,000,000	50,000,000
Common stock exercise price			$ 0.001	$ 0.001																			$ 13
Common stock, shares outstanding			9,078,287	9,064,537
Private Placement proceeds allocated to preferred stock and Private Placement Warrants		18,000,000
Common equity value as adjusted for the Reverse Split		$ 10.08
Number of converted shares of preferred stock issued in private placement		1,500,009
Price per warrant		$ 3.85
Shares of common stock issuable upon exercise of the private placement warrant			736,252	750,002											750,002							750,002
Preferred equity value		9,700,000
Value assigned to the company preferred stock														15,100,000
Warrants expiry date															Apr 29, 2016		Apr 29, 2016
Gross proceed from issuance of common stock and additional warrants			5,000,000
Aggregate sale of shares		18,000
Estimated fair value		2,887,000
Volatility factor			55.00%											50.00%		60.00%
Risk-free interest rate														2.10%
Dividend yield			0.00%											0.00%
Private placement warrants term															5 years
Exercise price per share															$ 13		$ 13.2
Adjusted shares of common stock							105,000											62,116	62,116
Estimated fair value of the Roth Warrant		400,000
Share price for warrant issuable		$ 3.8
Warrant shares issuable			42,884
Common stock repurchased by the company, shares			830,925	830,925									830,925
Common stock repurchased by the company, value			4,250,000	4,250,000									4,250,000
Common stock repurchased by the company, per share value												$ 5.11
Transaction costs incurred in connection with the Reverse Recapitalization and the Private Placement consist of cash costs			5,700,000
Allocated equity			4,900,000
Costs allocated to the Private Placement Warrants			800,000
Costs for filing registration statements				600,000
Shares reserved for awards pursuant to incentive compensation plan			830,925
Eligible period to use a registration statement			30 days
Filing registration, condition for suspension, description			(which period may not be for more than 20 consecutive days or for a total of more than 45 days in any 12-month period)
Payment to investors			1.50%
Liquidated damages			$ 300,000

Commitments and contingencies - Additional Information (Detail)	12 Months Ended
Dec. 31, 2012
Commitment And Contingencies [Line Items]
Registration Rights Agreement filing description	The Registration Rights Agreement provided that if a registration statement covering those initial shares was not filed with the SEC on or prior to the date which was five business days after the date which was two business days after the Company’s stockholders approved the Migratory Merger and the Reverse Split or if (1) a registration statement covering those additional shares was not declared effective by the SEC prior to the earlier of (A) five business days after the SEC informed the Company that no review of such registration statement would be made or that the SEC had no further comments on such registration statement, or (B) the 120th day after the deadline for the Company’s filing of that registration statement, or (2) after such registration statement has been declared effective by the SEC, sales cannot be made pursuant to such registration statement for any reason, but excluding any period for which the use of any prospectus included in a registration statement has been suspended if and so long as certain conditions exist (which period may not be for more than 20 consecutive days or for a total of more than 45 days in any 12-month period), then the Company is required to pay amounts representing liquidated damages to each of the investors, on the same basis as the liquidated damages the Company could have been required to pay in connection with the initial registration statement. A registration statement covering the remaining Registrable Securities was declared effective on September 13, 2011 by the SEC, which resolved the contingency regarding the registration statement being declared effective.
Number of business days for filing of registration statement	5 days
Number of business days after stockholders approval for Merger and Reverse Split	2 days
Number of business days after SEC intimation regarding non declaration of additional shares	5 days
Number of days after deadline for filing	120 days
Number of consecutive days for suspension of registration statement	20 days
Aggregated number of days, in which conditions regarding suspension persist	45 days
Number of months as base period for aggregate and consecutive period	12 months